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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GRAMERCY CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Stockholder:	April 29, 2008

        You are invited to attend the annual meeting of stockholders of Gramercy Capital Corp. This year's meeting will be held on Wednesday, June 25, 2008 at 9:30 a.m., local time, at the Grand Hyatt New York, Park Avenue at Grand Central Terminal, 109 East 42nd Street, New York, New York.

        The attached proxy statement, with the accompanying notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the accompanying proxy statement. We hope that you will be able to attend the meeting. Our directors and management team will be available to answer questions. Afterwards, there will be a vote on the matters set forth in the accompanying proxy statement.

        Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible or authorize your proxy by calling the toll-free telephone number or via the Internet. The enclosed proxy card contains instructions regarding all three methods of authorizing your proxy. If you attend the meeting, you may continue to have your shares of common stock voted as instructed in the proxy or you may revoke your proxy at the meeting and vote your shares of common stock in person. We look forward to seeing you at the meeting.

Sincerely,

Stephen L. Green Chairman of the Board

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

        Gramercy Capital Corp.'s stockholders of record on the close of business on April 4, 2008, the record date for the 2008 annual meeting of stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions on their proxy card. If you have any questions regarding how to authorize your proxy by telephone or by Internet, please call Morrow & Co., LLC, the firm assisting Gramercy with the solicitation of proxies, toll-free at (800) 607-0088.

GRAMERCY CAPITAL CORP
420 Lexington Avenue
New York, New York 10170-1881

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 25, 2008

        The 2008 annual meeting of stockholders of Gramercy Capital Corp., a Maryland corporation, will be held on Wednesday, June 25, 2008 at 9:30 a.m., local time, at the Grand Hyatt New York, Park Avenue at Grand Central Terminal, 109 East 42nd Street, New York, New York. At the annual meeting, stockholders will be asked to consider and vote upon the following proposals:

  1.
  To elect one Class I director to serve until the 2011 annual meeting of stockholders and until his successor is duly elected and qualify;

  2.
  To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

  3.
  To approve and ratify the adoption of our 2008 Employee Stock Purchase Plan; and

  4.
  To act upon any other matters that may properly be brought before the annual meeting or at any adjournments or postponements thereof.

        Any action may be taken on the foregoing matters at the annual meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the annual meeting may be adjourned, or to which the annual meeting may be postponed.

        Our Board of Directors has fixed the close of business on April 4, 2008, as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only stockholders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

        You are requested to complete and sign the enclosed form of proxy, which is being solicited by our Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope or authorize your proxy by calling the toll-free number or via the Internet. The enclosed proxy card contains instructions regarding all three methods of authorizing your proxy. Any proxy may be revoked by delivery of a later dated proxy. In addition, stockholders of record who attend the annual meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of our Board of Directors
Andrew S. Levine Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on June 25, 2008.

This proxy statement and our 2007 Annual Report to Stockholders are available at http://bnymellon.mobular.net/bnymellon/gkk.

New York, New York
April 29, 2008

        Whether or not you plan to attend the annual meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope provided or authorize your proxy by telephone or Internet following the instructions on your proxy card. For specific instructions on voting, please refer to the instructions on the proxy card or the information forwarded by your broker, bank or other holder of record. If you attend the annual meeting, you may vote in person if you wish, even if you have previously signed and returned your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

i

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44
Section 16(a) Beneficial Ownership Reporting Compliance	45
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	46
Policies and Procedures With Respect to Related Party Transactions	46
Management Agreement	46
Asset Servicing Agreement and Outsource Agreement	47
Collateral Management Agreement	47
One Madison Avenue	48
Leases	49
Messenger Services	49
SL Green Operating Partnership, L.P. and SL Green Realty Corp. Interests in Gramercy Investments	49
Purchases of Common Stock	51
Registration Rights Agreement	52
Origination Agreement	52
OTHER MATTERS	54
Solicitation of Proxies	54
Stockholder Proposals	54
Householding of Proxy Materials	54
Other Matters	55
APPENDIX A—GRAMERCY CAPITAL CORP. 2008 EMPLOYEE STOCK PURCHASE PLAN	A-1

ii

GRAMERCY CAPITAL CORP.
420 Lexington Avenue
New York, New York 10170-1881

PROXY STATEMENT

FOR OUR 2008 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 25, 2008

        We are sending this proxy statement and the enclosed proxy card to our stockholders on or about May 16, 2008, in connection with the solicitation of proxies by the Board of Directors of Gramercy Capital Corp., a Maryland corporation, for use at the 2008 annual meeting of stockholders to be held on Wednesday, June 25, 2008 at 9:30 a.m., local time, at the Grand Hyatt New York, Park Avenue at Grand Central Terminal, 109 East 42nd Street, New York, New York or at any postponement or adjournment of the meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the meeting?

        If our records show that you were a holder of our common stock at the close of business on April 4, 2008, which is referred to in this proxy statement as the record date, you are entitled to receive notice of the meeting and to vote the shares of common stock that you held on the record date even if you sell such shares after the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon. Stockholders do not have the right to cumulate votes in the election of directors.

What is the purpose of the meeting?

        At the annual meeting, you will be asked:

  •
  to vote upon the election of one Class I director;

  •
  to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

  •
  to approve and ratify the adoption of our 2008 Employee Stock Purchase Plan; and

  •
  to consider and act upon any other matters that may properly be brought before the annual meeting or at any adjournments or postponements thereof.

What constitutes a quorum?

        The presence, in person or by proxy, of holders of a majority of the total number of outstanding shares of common stock entitled to vote at this meeting is necessary to constitute a quorum for the transaction of business at the meeting. As of the record date, there were 50,489,520 shares of common stock outstanding and entitled to vote at the meeting.

What vote is needed to approve each proposal?

        A plurality of all of the votes cast at the meeting at which a quorum is present is necessary for the election of the Class I director. A majority of all of the votes cast at the meeting at which a quorum is present is required for the ratification of our independent registered public accounting firm, the approval and ratification of our 2008 Employee Stock Purchase Plan and the approval of any other matters properly presented at the meeting for stockholder approval. We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions do not constitute a vote "for" or "against" any matter being voted on at the annual meeting and will not be counted as "votes cast." Therefore, abstentions will have no effect on any of the proposals, assuming a quorum is present. Broker "non-votes," or proxies from brokers or nominees indicating that such broker or nominee has not received instructions from the beneficial owner or other entity entitled to vote such shares on a particular matter with respect to which such broker or nominee does not have discretionary voting power, will be treated in the same manner as abstentions for purposes of the annual meeting.

Can I change my vote after I submit my proxy card?

        If you cast a vote by proxy, you may revoke it at any time before it is voted by:

  •
  filing a written notice revoking the proxy with our Secretary at our address;

  •
  properly signing and forwarding to us a proxy with a later date; or

  •
  appearing in person and voting by ballot at the meeting.

        If you attend the meeting, you may vote in person whether or not you have previously given a proxy, but your presence (without further action) at the meeting will not constitute revocation of a previously given proxy. If you hold your shares through a bank, broker or other nominee holder, only they can revoke your proxy on your behalf.

How do I vote?

        Voting in Person at the Meeting.    If you are a registered stockholder and attend the annual meeting, you may vote in person at the meeting. If your shares of common stock are held in street name and you wish to vote in person at the meeting, you will need to obtain a "legal proxy" from the broker, bank or other nominee that holds your shares of common stock of record.

        Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.    If you hold your shares of common stock in your own name as a holder of record with our transfer agent, The Bank of New York Mellon Corporation, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock in one of the following ways:

  •
  By Mail.  If you would like to authorize a proxy to vote your shares by mail, then please mark, sign and date your proxy card and return it promptly to our transfer agent, The Bank of New York Mellon Corporation, in the postage-paid envelope provided.

  •
  By Telephone.  You may authorize a proxy to vote your shares by telephone by calling the toll-free number listed on your proxy card. Telephone proxy authorization is available 24 hours per day until 11:59 p.m., Eastern Time, on June 24, 2008. When you call, please have your proxy card in hand, and you will receive a series of voice instructions which will allow you to authorize a proxy to vote your shares of common stock. You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

  •
  By Internet.  You also have the option to authorize a proxy to vote your shares via the Internet. The website for Internet voting is printed on your proxy card. Internet proxy authorization is available 24 hours per day until 11:59 p.m., Eastern Time, on June 24, 2008. As with telephone proxy authorization, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

        Voting by Proxy for Shares Registered in Street Name.    If your shares of common stock are held in street name, you must return the enclosed Voting Instruction Form in order to have your shares of common stock voted on all items. Only your broker, bank or other nominee holder can vote your shares. If you do not return your voting instructions, the rules of the New York Stock Exchange, or the NYSE, permit your broker to vote some, but not all, of the items that will be presented at the meeting. In order for your shares to be voted on all items you must return your voting instructions.

        Please see the enclosed proxy card for further instructions on how to submit your vote. If you have any questions regarding how to authorize its proxy by telephone or by Internet, please call Morrow & Co., LLC, toll-free at (800) 607-0088.

How is my vote counted?

        If you properly execute a proxy in the accompanying form, and we receive it prior to voting at the meeting, or authorize your proxy to vote your shares electronically through the Internet or by telephone, the shares of common stock that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock will be voted for the election of the nominee for the Class I director named in this proxy statement, for ratification of our Audit Committee's selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, for approval and ratification of the adoption of our 2008 Employee Stock Purchase Plan and as recommended by our Board of Directors with regard to all other matters in its discretion. It is not anticipated that any matters other than those set forth in the proxy statement will be presented at the meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. In addition, no stockholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the meeting.

What other information should I review before voting?

        For your review, our 2007 annual report, including financial statements for the fiscal year ended December 31, 2007, is being mailed to you concurrently with the mailing of this proxy statement. You may also obtain, free of charge, a copy of our 2007 annual report on our website at http://www.gramercycapitalcorp.com. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities Exchange Commission, or SEC. You may also obtain a copy of our Annual Report on Form 10-K, which contains additional information about our company, free of charge, by directing your request in writing to Gramercy Capital Corp., 420 Lexington Avenue, New York, New York 10170-1881, Attention: Investor Relations. The 2007 annual report and the Annual Report on Form 10-K, however, are not part of the proxy solicitation material.

Who is soliciting my proxy?

        This solicitation of proxies is made by and on behalf of our Board of Directors. We will pay the cost of the solicitation of proxies. We have retained Morrow & Co., Inc. at an aggregate estimated cost of $4,000, plus out-of-pocket expenses, to assist in the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies personally or by telephone.

        No person is authorized on our behalf to give any information or to make any representations with respect to the proposals other than the information and representations contained in this proxy statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized and the delivery of this proxy statement shall, under no circumstances, create any implication that there has been no change in our affairs since the date hereof.

PROPOSAL 1: ELECTION OF DIRECTORS

        Our Board of Directors currently consists of six members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualify. The term of one class expires at each annual meeting of stockholders.

        At the annual meeting, one director will be elected to serve until the 2011 annual meeting and until his successor is duly elected and qualifies. Our Nominating and Corporate Governance Committee has recommended Jeffrey E. Kelter to our Board of Directors as nominee for election to serve as a Class I director. This nominee is currently serving as a Class I director. Hugh F. Hall resigned as our chief operating officer and one of our Class I directors on April 16, 2008. Prior to his resignation, our Board of Directors consisted of seven members. Our Board of Directors will fill this vacancy in accordance with our company's Bylaws. Following the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Jeffrey E. Kelter to serve as a Class I director. The Class I nominee listed below has consented to being named in this proxy statement and to serve as a director if elected. Our Board of Directors anticipates that such nominee will serve, if elected, as a director. However, if the nominee is unable to accept election, proxies voted in favor of the nominee will be voted for the election of such other person as our Nominating and Corporate Governance Committee may recommend to our Board.

        Our Board of Directors unanimously recommends a vote "FOR" each nominee.

Information Regarding the Nominee and the Continuing Directors

        The following table and biographical descriptions set forth certain information with respect to each nominee for election as a Class I director at the 2008 annual meeting and the continuing directors whose terms expire at the annual meetings of stockholders in 2009 and 2010, respectively, based upon information furnished by each director.

Name	Age	Director Since
Class I Nominee Directors (terms expire in 2011)
Jeffrey E. Kelter	53	2004
Class II Continuing Directors (terms expire in 2009)
Stephen L. Green	70	2004
Allan J. Baum	52	2004
Class III Continuing Directors (terms expire in 2010)
Marc Holliday	41	2004
Paul J. Konigsberg	71	2004
Charles S. Laven	56	2004

Class I Nominee for Election—Term to Expire in 2011

        Jeffrey E. Kelter.    Mr. Kelter has served as one of our directors since August 2004. From 1997 to 2004, Mr. Kelter was President and Chief Executive Officer and a trustee of Keystone Property Trust, an industrial REIT. Keystone merged during the third quarter of 2004 with and into a joint venture between ProLogis and affiliates of investment companies managed by Eaton Vance Management. Mr. Kelter had been President and a trustee of Keystone from its formation in December 1997 and was appointed Chief Executive Officer in December 1998. He has over 20 years of experience in all phases of commercial real estate including development and third-party management. Prior to forming Keystone, he served as President and Chief Executive Officer of Penn Square Properties, Inc. in Philadelphia, Pennsylvania, a real estate company which he founded in 1982. At Penn Square, he developed, owned, managed and leased more than 4.5 million square feet of office and warehouse projects throughout the Pennsylvania and New Jersey markets. Mr. Kelter received a B.A. from Trinity College. Mr. Kelter is 53 years old.

Class II Continuing Directors—Terms Expire in 2009

        Stephen L. Green.    Mr. Green has served as one of our directors and the chairman of our Board of Directors since August 2004. Mr. Green has served as Chairman of SL Green Realty Corp. and member of the Executive Committee of its board of directors since 1997. Mr. Green was Chief Executive Officer of SL Green Realty Corp. from 1997 until January 2004, when Marc Holliday was promoted to that position. Mr. Green founded SL Green Realty Corp.'s predecessor, S.L. Green Properties, Inc., in 1980. Mr. Green is an at-large member of the Executive Committee of the Board of Governors of the Real Estate Board of New York and has previously served as Chairman of the Real Estate Board of New York's Tax Committee. He also currently serves as a member on the board of directors of Street Squash. Mr. Green received a B.A. degree from Hartwick College and a J.D. degree from Boston College Law School. Mr. Green is 70 years old.

        Allan J. Baum.    Mr. Baum has served as one of our directors since August 2004. Mr. Baum retired from CS in 2002, where he was a Managing Director and head of the structured finance unit for commercial mortgage-backed securities. Prior to his ten years with CS, Mr. Baum served as a vice president in the Real Estate Investment Bank of Citicorp, and held positions in the tax-exempt housing finance and taxable mortgage finance areas of Merrill Lynch. Mr. Baum also currently serves as a director of Community Development Trust, a for-profit, mission-oriented REIT. He previously served as vice president of the Commercial Mortgage Securities Association. Mr. Baum received a B.A. degree in Government/Urban Studies from Dartmouth College in 1978 and an MBA in Finance from Columbia University Graduate School of Business in 1983. Mr. Baum is 51 years old.

Class III Continuing Directors—Terms to Expire in 2010

        Marc Holliday.    Mr. Holliday has been our President and Chief Executive Officer and one of our directors since August 2004. Mr. Holliday is also Chief Executive Officer and a director of SL Green Realty Corp. (NYSE: SLG). He served as Chief Investment Officer of SL Green Realty Corp. from July 1998, when he joined SL Green Realty Corp., through 2003 and was named its President until April 2007, when Mr. Mathias was promoted to that position, and elected to its board of directors in 2001. Prior to joining SL Green Realty Corp., he was Managing Director and Head of Direct Originations for New York-based Capital Trust (NYSE: CT), a mezzanine finance company. While at Capital Trust, Mr. Holliday was in charge of originating direct principal investments for the firm, consisting of mezzanine debt, preferred equity and first mortgages. From 1991 to 1997, Mr. Holliday served in various management positions, including senior vice president at Capital Trust's predecessor company, Victor Capital Group, a private real estate investment bank specializing in advisory services, investment management, and debt and equity placements. Mr. Holliday received a B.S. degree in Business and Finance from Lehigh University in 1988, as well as an M.S. degree in Real Estate Development from Columbia University in 1990. Mr. Holliday is 41 years old.

        Paul J. Konigsberg.    Mr. Konigsberg has been one of our directors since August 2004. Mr. Konigsberg is a senior partner and president of Konigsberg Wolf and Co. PC, a New York-based accounting firm, and has held these positions for 20 years. Mr. Konigsberg is also on the board of directors and chairman of the audit committee of National Medical Health Card, a NASDAQ-listed company. Previously, Mr. Konigsberg served on the boards of directors of two NYSE-listed companies, Savin Business Machines and Ipco Hospital Supplies. Mr. Konigsberg is the former treasurer and former board member of the UJA Federation of New York and a member of the board of overseers and chairman of the finance committee of the Albert Einstein College of Medicine. Mr. Konigsberg is a member of the New York State Society of CPAs and The American Institute of Certified Public Accountants. Mr. Konigsberg received a B.A. degree in Business Administration from New York University in 1958, a LLB from Brooklyn Law School in 1961 and an LLM in taxation from the New York University Law School in 1965. Mr. Konigsberg is 71 years old.

        Charles S. Laven.    Mr. Laven has been one of our directors since August 2004. Mr. Laven is president of Forsyth Street Advisors LLC, a New York based company specializing in real estate finance, municipal bonds and housing. From 1991 to 2003, Mr. Laven was a partner of Hamilton, Rabinovitz, & Alschuler, Inc., or HR&A, a financial, policy and management consulting firm focusing on complex housing finance, real estate, economic development and strategic planning problems. Prior to his twelve years with HR&A, Mr. Laven served as principal of Caine Gressel Midgley Slater Incorporated and, from 1981 to 1982, served as principal of Charles Laven and Associates. Mr. Laven also currently serves as chairman of the Urban Homesteading Assistance Board. Mr. Laven holds a B.S. degree in architectural design from the Massachusetts Institute of Technology. In 1981, Mr. Laven was a Loeb Fellow in Advanced Environmental Affairs at the Harvard University School of Design. Mr. Laven is an Adjunct Professor of Real Estate at Columbia University's Graduate School of Architecture Planning and Preservation and has been a member of the faculty of Columbia University since 1981. Mr. Laven is 56 years old.

Biographical Information Regarding Executive Officers Who Are Not Directors

        Robert R. Foley.    Mr. Foley was appointed as our Chief Operating Officer on April 16, 2008. Prior to assuming this position, Mr. Foley had served as our Chief Financial Officer since August 2004. Mr. Foley has also been a Managing Director of GKK Manager LLC, or our Manager, since August 2004. From May 2004 until August 2004, he worked as an independent consultant advising SL Green Realty Corp. on the development of our business plan. Before working with SL Green Realty Corp., Mr. Foley was a Vice President in the Special Situations Group of Goldman, Sachs & Co., or Goldman, where from 2000 until 2004, he directed that firm's principal investment activities in commercial real estate B notes, mezzanine loans, preferred equity and distressed debt. From 1997 to 2000, Mr. Foley was responsible at Goldman for the structuring, capital commitment, pricing and distribution of mezzanine debt, non-securitized commercial mortgage loans and loans to real estate investment trusts and real estate operating companies. From 1988 until 1997, Mr. Foley held a range of senior capital markets, principal investing and client relationship management roles with Bankers Trust Company and BT Securities Corporation (now Deutsche Bank) in New York and Los Angeles. From 1981 to 1986, Mr. Foley was an accountant and consultant in the San Francisco office of Touche, Ross & Co. (now Deloitte & Touche), an international independent public accounting firm. Mr. Foley earned B.A. degrees in Economics and Political Science from Stanford University in 1981, and an MBA from The Wharton School of the University of Pennsylvania in 1988. Mr. Foley is a certified public accountant. Mr. Foley is 48 years old.

        John B. Roche.    Mr. Roche was appointed as our Chief Financial Officer on April 16, 2008. Before joining our company, Mr. Roche had served as our real estate consultant from February 2008 to April 2008. From April 2007 until February 2008, Mr. Roche served as a consultant to various companies in the real estate and finance sectors. Prior to serving as a consultant, Mr. Roche served as Executive Vice President and Chief Financial Officer of New Plan Excel Realty Trust, Inc., a publicly traded real estate investment trust that owned over 450 shopping centers encompassing more than 65 million square feet. Mr. Roche had served as Chief Financial Officer from May 2000 until March 2002 and as Executive Vice President and Chief Financial Officer from March 2002 until April 2007, when he departed upon the closing of the sale of New Plan Excel Realty Trust, Inc. to Centro Properties Group. While at New Plan Excel Realty Trust, Inc., he oversaw the issuance of $2 billion of debt and equity and facilitated acquisitions and dispositions of assets in excess of $5 billion and $700 million of redevelopment projects. From May 1998 until May 2000, Mr. Roche was Senior Vice President of the financial services division of The Related Companies, a fully integrated real estate firm. He also spent six years in public accounting with the firms of Peat Marwick & Mitchell and later, at Kenneth Leventhal & Co. He has been a Certified Public Accountant in New York since 1986. Mr. Roche earned a B.A. in Accounting from Queens College, City University of New York in 1984 and an M.B.A. from the Executive Program at Columbia Business School, Columbia University in 1996. Mr. Roche is 50 years old.

        Andrew Mathias.    Mr. Mathias has served as our Chief Investment Officer since August 2004. Mr. Mathias has also been a Managing Director of our Manager since August 2004. Mr. Mathias joined SL Green Realty Corp. (NYSE: SLG) in March 1999 as a Vice President and was promoted to Director of Investments in 2002, a position he held until his promotion to Chief Investment Officer in January 2004. Mr. Mathias was appointed as President of SL Green Realty Corp. in April 2007. Prior to joining SL Green Realty Corp., from July 1998, Mr. Mathias was with New York-based Capital Trust (NYSE: CT), a mezzanine finance company. From June 1995 to July 1998, Mr. Mathias worked at Capital Trust's predecessor company, Victor Capital Group, a private real estate investment bank specializing in advisory services, investment management, and debt and equity placements. While there, he worked on a wide variety of real estate principal investments and advisory transactions, both on behalf of third party clients and for the firm's own account. Mr. Mathias also worked on the high yield/restructuring desk at Bear Stearns and Co. Mr. Mathias received a B.S. degree in Economics from the Wharton School at the University of Pennsylvania. Mr. Mathias is 34 years old.

        Gregory F. Hughes.    Mr. Hughes has served as our Chief Credit Officer since August 2004. Mr. Hughes is also SL Green Realty Corp.'s (NYSE: SLG) Chief Financial Officer, responsible for finance, capital markets, investor relations and administration. He was appointed as Chief Operating Officer of SL Green Realty Corp. in April 2007. Prior to joining SL Green Realty Corp. in February 2004, from 2002 to 2003, Mr. Hughes was Managing Director and Chief Financial Officer of the private equity real estate group at JP Morgan Partners. From 1999 to 2002, Mr. Hughes was a Partner and Chief Financial Officer of Fortress Investment Group. While at Fortress Investment Group, Mr. Hughes was actively involved in evaluating a broad range of real estate equity and structured finance investments and arranged various financings to facilitate acquisitions and fund recapitalizations. Mr. Hughes also served as Chief Financial Officer of Wellsford Residential Property Trust and Wellsford Real Properties, where he was responsible for the firm's financial forecasting and reporting, treasury and accounting functions, capital markets and investor relations. While at Wellsford, Mr. Hughes was involved in numerous public and private debt and equity offerings. From 1985 to 1992, Mr. Hughes worked at Kenneth Leventhal & Co., a public accounting firm specializing in real estate and financial services. Mr. Hughes received a B.S. degree in Accounting from the University of Maryland and is a certified public accountant. Mr. Hughes is 44 years old.

Our Board of Directors and its Committees

        Our Board of Directors presently consists of six members. The Board has affirmatively determined that Messrs. Allan J. Baum, Jeffrey E. Kelter, Paul J. Konigsberg and Charles S. Laven, representing a majority of its members, are independent of our management, as such term is defined by the rules of the NYSE and the U.S. Securities and Exchange Commission, or the SEC. Our Board of Directors held eighteen meetings during fiscal year 2007. Each of the directors attended at least 75% of the total number of meetings of our Board of Directors held during 2007.

        Pursuant to a stockholders agreement, we granted SSF III Gemini, LP, a Delaware limited partnership, or SSF, an affiliate of Morgan Stanley Real Estate Special Situations Fund III, L.P., a global diversified fund managed by Morgan Stanley Real Estate, the right to have an observer present (whether in person or by telephone) at all regularly scheduled quarterly meetings of our Board of Directors and at any meeting of our Board of Directors to consider certain material corporate actions, until the earlier of (i) May 7, 2009 and (ii) such time as SSF and its permitted transferees no longer own a number of shares of our common stock equal to at least 75% of the number of shares of our common stock acquired by SSF as of November 7, 2007 (as adjusted for stock splits, reverse stock splits and similar transactions).

        Audit Committee.    We have a standing Audit Committee, consisting of Messrs. Konigsberg (chairman), Baum and Laven, each of whom is "independent" within the meaning of the rules of the NYSE and the SEC and each of whom meet the financial literacy standard required by the rules of the

NYSE. Our Board of Directors has determined that Mr. Konigsberg is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002, as amended. Our Audit Committee is responsible for, among other things, engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of their audit engagement, approving professional services to be provided by the independent registered public accounting firm, reviewing the independence of the auditors, considering the range of audit and non-audit fees, reviewing the adequacy of our internal controls, accounting and reporting practices and assessing the quality and integrity of our consolidated financial statements. The function of our Audit Committee is oversight. Our management is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q, annually auditing management's assessment of the effectiveness of internal control over financial reporting and other procedures. In 2005, our Board approved a written charter for our Audit Committee, which was ratified in 2008 and a copy of which is available on our website at http://www.gramercycapitalcorp.com. Additional information regarding the functions performed by our Audit Committee is set forth in the "Audit Committee Report" included in this annual proxy statement. Our Audit Committee held nine meetings during fiscal year 2007. Each of the committee members attended at least 75% of the total number of meetings of our Audit Committee held during fiscal year 2007.

        Compensation Committee.    We have a standing Compensation Committee, consisting of Messrs. Kelter (chairman), Baum and Laven, each of whom is "independent" within the meaning of the rules of the NYSE. Our Compensation Committee is responsible for, among other things: (1) evaluating the performance of our chief executive officer and other executive officers; (2) evaluating the performance of our Manager; (3) reviewing the compensation and fees payable to our Manager under our management agreement; (4) administering the issuance of any award under our 2004 Equity Incentive Plan; and (5) reviewing the Compensation Discussion and Analysis for inclusion in this annual proxy statement. Compensation decisions for our executive officers and directors are made by our Compensation Committee. Our Compensation Committee has retained SMG Advisory Group, an outside compensation consulting firm, or SMG, to provide it with relevant market data concerning the marketplace, our peer group and other compensation developments. See "Executive Compensation—Compensation Discussion and Analysis." Our Board approved a written charter for our Compensation Committee, which was ratified in 2008 and a copy of which is available on our website at http://www.gramercycapitalcorp.com. Our Compensation Committee held one meeting during fiscal year 2007. All of the committee members attended the meeting held by our Compensation Committee during fiscal year 2007.

        Nominating and Corporate Governance Committee.    We have a standing Nominating and Corporate Governance Committee, consisting of Messrs. Laven (chairman), Kelter and Konigsberg, each of whom is "independent" within the meaning of the rules of the NYSE. Our Nominating and Corporate Governance Committee is responsible for, among other things, assisting the Board in identifying individuals qualified to become Board members, recommending to the Board the director nominees to be elected at each annual meeting of stockholders, recommending to the Board the directors to serve on each of the Board's committees, developing and recommending to the Board the corporate governance principles and guidelines applicable to our company and directing the Board in an annual review of its performance. Our Board approved a written charter for our Nominating and Corporate Governance Committee, which was ratified and a copy of which is available on our website at http://www.gramercycapitalcorp.com. Our Nominating and Corporate Governance Committee held one meeting during fiscal year 2007, at which it nominated three Class III directors. All of the nominees were re-elected at our 2007 annual meeting of stockholders. All of the committee members attended the meeting held by our Nominating and Corporate Governance Committee during fiscal year 2007.

        Investment Committee.    We have a standing Investment Committee consisting of Messrs. Holliday (chairman), Green and Kelter. Our Investment Committee must unanimously approve all transactions involving investments of (i) $50 million or more with respect to investments in commercial mortgage-backed securities, (ii) $35 million or more with respect to whole loans, (iii) $30 million or more with respect to subordinate interests in whole loans, and (iv) $20 million or more with respect to mezzanine loans, preferred equity and equity investments in commercial real estate properties net leased to tenants. Our Board must approve investments (i) over $75 million with respect to whole loans and investments in commercial mortgage-backed securities, (ii) over $65 million with respect to subordinate interests in whole loans, (iii) over $55 million with respect to mezzanine loans and (iv) over $50 million with respect to preferred equity and equity investments in commercial real estate properties net leased to tenants. Our Investment Committee held eleven meetings during fiscal year 2007, during which transactions pursuant to the then-applicable investment limits were discussed.

Director Compensation

        Directors of our company who are not independent receive no additional compensation for their services as directors. The following table* sets forth information regarding the compensation paid to, and the compensation expense we recognized with respect to, our independent directors during the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Allan J. Baum	$90,500	$44,775	$15,346	$36,670	$187,291
Jeffrey E. Kelter	$98,500	$44,775	$15,346	$38,529	$197,150
Paul J. Konigsberg	$96,500	$44,775	$15,346	$28,818	$185,439
Charles S. Laven	$57,000	$44,775	$15,346	$18,765	$135,886

*
The columns for "Non-Equity Incentive Plan Compensation" and "Change in Pension Value and Nonqualified Deferred Compensation Earnings" have been omitted because they are not applicable.

(1)
Each of Messrs. Baum, Kelter, Konigsberg and Laven deferred $50,000, $73,500 $50,000 and $25,000, respectively, of his 2007 cash compensation pursuant to our Independent Directors' Deferral Program. Deferred compensation includes annual fees, chairman fees and board and committee fees and is credited in the form of phantom stock units. Messrs. Baum, Kelter, Konigsberg and Laven received 1,765.24 units, 3,231.23 units, 1,765.24 units and 950.51 units, respectively, in connection with 2007 cash compensation each elected to defer.

(2)
Amounts shown do not reflect compensation actually received by the independent director. Instead, the amounts shown are the compensation costs recognized by our company in fiscal year 2007 for stock awards as determined pursuant to Statement of Financial Accounting Standards No. 123R, or SFAS 123R. The assumptions used to calculate the value of stock awards are set forth under Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 17, 2008. At December 31, 2007, the aggregate number of stock awards, including phantom stock units, outstanding was as follows: Mr. Baum—11,116.18; Mr. Kelter—11,769.47; Mr. Konigsberg—9,312.26; and Mr. Laven—7,515.41.

(3)
Amounts shown do not reflect compensation actually received by the independent director. Instead, the amounts shown are the compensation costs recognized by our company in fiscal year 2007 for option awards as determined pursuant to SFAS 123R. The assumptions used to calculate the value of option awards are set forth under Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 17, 2008. The full grant date fair value of the awards to each non-employee director calculated in accordance with SFAS 123R is $9,075. At December 31, 2007, the aggregate number of option awards outstanding was as follows: Mr. Baum—12,500; Mr. Kelter—12,500; Mr. Konigsberg—12,500; and Mr. Laven—12,500.

(4)
Represents the value of dividends paid in 2007 on the phantom stock units held by each independent director.

        During the fiscal year ended December 31, 2007, each independent director received a fee in the amount of $50,000. Each independent director also received $1,500 for each meeting of our Board of Directors or a committee of our Board of Directors that he attended. The annual fees payable to our independent directors are determined by our Compensation Committee. These fees are payable quarterly, half in cash and half in restricted stock, with each director having the option to elect to take additional amounts of stock in lieu of cash, up to the full amount or to elect to defer all or part of the annual fee pursuant to our Directors' Deferral Program as described below. Any portion of the annual fee that a director elects to receive or defer in stock is made under our 2004 Equity Incentive Plan.

        Each director who served as a chairman to our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee received an additional fee of $7,500, $5,000 and $4,000, respectively, which fees are payable in cash, unless such chairman elects to defer all or part of such fees pursuant to our Directors' Deferral Program. In addition, under our 2004 Equity Incentive Plan, each independent director is entitled to an annual grant of stock options to purchase 5,000 shares of common stock, which are priced at the close of business on the first business day in the year of grant, all of which vest on the date of grant. Each independent director was also entitled to an annual grant (reviewed annually) of 1,500 shares of restricted common stock pursuant to our 2004 Equity Incentive Plan, a third of which will vest on the first business day, one year from the date of grant, and each of the following two years, respectively, subject to the independent director being a member of our Board on the date such award is expected to vest. An independent director may elect to defer all or part of the annual stock grant pursuant to our Independent Directors' Deferral Program. In addition, we reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board of Directors. We reimbursed our directors $739 for such expenses during 2007.

        On March 16, 2005, our Board of Directors adopted the Directors' Deferral Program for independent directors. Our independent directors may elect to defer up to 100% of their annual cash retainer fees, chairman fees, committee meeting fees and annual stock grant under the Directors' Deferral Program. Unless otherwise elected by a participant, fees deferred under the program shall be credited in the form of phantom shares. Distributions on vested phantom shares shall be made in cash or, if elected by the director, in shares of common stock. Phantom shares will be settled by the transfer to the director of one share of commons stock for each phantom share, provided that our Compensation Committee at the time of the grant may provide that phantom shares may be settled (i) in cash at the applicable phantom share value, (ii) in cash or by transfer of shares of common stock as elected by the director or (iii) in cash or by transfer of shares of common stock as elected by us. Phantom shares will be settled on the first day of the month following the date on which the phantom shares vest, or at the election of the director, upon the earlier of such director's termination of service, his death or change in control by us, as defined in the Directors' Deferral Program.

        For the 2008 fiscal year, our Board of Directors has approved the following changes in compensation received by our independent directors: the annual fee paid to the Chairman of our Audit Committee, the Chairman of our Compensation Committee and the Chairman of our Nominating and Corporate Governance Committee has increased to $10,000, $7,500 and $5,000, respectively. There are no additional changes to the fees and stock awards that each independent director is entitled to receive for the 2008 fiscal year.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected the accounting firm of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008, subject to ratification of this appointment by our common stockholders. Ernst & Young LLP has served as our independent registered public accounting firm since our formation in April 2004 and is considered by our management to be well-qualified. Ernst & Young LLP has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our company or any of our subsidiaries in any capacity.

        A representative of Ernst & Young LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Fee Disclosure

Audit Fees

        Fees for audit services totaled approximately $948,382 in 2007 and $875,800 in 2006, of which $172,500 and $172,750 was attributable to Sarbanes-Oxley 404 planning and testing in 2007 and 2006, respectively. Audit fees include fees associated with our annual audit and the reviews of our quarterly reports on Form 10-Q. In addition, audit fees include fees for public filings in connection with various investments and services relating to public filings in connection with our initial public offering, common stock offerings and certain other transactions. Audit fees also include fees for accounting research.

Audit-Related Fees

        Fees for audit-related services totaled approximately $403,306 in 2007 and $10,300 in 2006. The audit-related services principally include fees for comfort letters and consents in connection with our acquisition activities and capital-raising activities.

Tax Fees

        Ernst & Young LLP did not perform any services for us related to tax compliance, tax advice or tax planning in 2007 and 2006.

All Other Fees

        We did not incur fees in 2007 and 2006 for other services not included above.

        Our Audit Committee considers whether the provision by Ernst & Young LLP of the services that are required to be described under "All Other Fees" is compatible with maintaining Ernst & Young LLP's independence from both management and our company.

Pre-Approval Policies and Procedures of our Audit Committee

        Our Audit Committee must pre-approve all audit services and permissible non-audit services provided by our independent registered public accounting firm, except for any de minimis non-audit services. Non-audit services are considered de minimis if: (1) the aggregate amount of all such non-audit services constitutes less than 5% of the total amount of revenues we paid to our independent registered public accounting firm during the fiscal year in which they are provided; (2) we did not recognize such services at the time of the engagement to be non-audit services; and (3) such services are promptly brought to our Audit Committee's attention and approved prior to the completion of the audit by our Audit Committee or any of its member(s) who has authority to give such approval. Our Audit Committee may delegate to one or more of its members who is an independent director the authority to grant pre-approvals. All services provided by Ernst & Young LLP in 2007 were pre-approved by our Audit Committee.

        Our Board of Directors unanimously recommends a vote "FOR" the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.

AUDIT COMMITTEE REPORT

        The following is a report by our Audit Committee regarding the responsibilities and functions of our Audit Committee. This Report shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Report by reference in any such document.

        Our Audit Committee oversees our financial reporting process on behalf of our Board of Directors, in accordance with our Audit Committee Charter, which was approved in 2004. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. In fulfilling its oversight responsibilities, our Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        Our Audit Committee reviewed with the independent registered public accounting firm, who are responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with our Audit Committee under Statement on Auditing Standards No. 61, as currently in effect. Our Audit Committee received the written disclosure and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, as currently in effect, discussed with our independent registered public accounting firm the auditors' independence from both management and our company and considered the compatibility of our independent registered public accounting firm's provision of non-audit services to our company with their independence.

        Our Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. Our Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting, including off-balance sheet investments.

        In reliance on the reviews and discussions referred to above, our Audit Committee recommended to our Board of Directors (and our Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

        Our Board of Directors has determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE. It also has determined that our Audit Committee has at least one "audit committee financial expert," as defined in Item 401(h) of SEC Regulation S-K, such expert being Mr. Paul J. Konigsberg, and that he is "independent," as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

        Our Audit Committee held nine meetings during fiscal year 2007 (including non-management director sessions after certain of these meetings). The members of our Audit Committee are not professionally engaged in the practice of auditing or accounting, except for Mr. Konigsberg. Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and our independent registered public accounting firm. Accordingly, our Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Ernst & Young LLP is in fact "independent."

                      Submitted by our Audit Committee

                      Paul J. Konigsberg (chairman)
                      Allan J. Baum
                      Charles S. Laven

PROPOSAL 3: APPROVAL AND RATIFICATION OF OUR 2008 EMPLOYEE STOCK PURCHASE PLAN

        At our annual meeting, the stockholders are being asked to vote on a proposal to approve and ratify our 2008 Employee Stock Purchase Plan (the "ESPP"). The ESPP was approved by our Board of Directors (the "Board") on November 15, 2007, subject to approval by the stockholders. The purpose of the ESPP is to attract employees to our company and our subsidiaries and to induce employees to remain with us and our subsidiaries, and to encourage them to increase their efforts to make our business more successful by providing equity-based incentives to eligible employees of our company and our subsidiaries. The ESPP is intended to comply with the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the ESPP, 250,000 shares of our common stock currently remain available for issuance.

Summary of the Provisions of Our 2008 Employee Stock Purchase Plan

        The following summary of the ESPP is qualified in its entirety by the specific language of the plan, a copy of which is attached hereto as Appendix A.

        Eligibility.    All employees or designated employees of our company or any of our subsidiary corporations who customarily work more than 20 hours per week and more than five months a year are eligible to participate in the ESPP after working for us or one of our subsidiaries for at least one year. Unless determined otherwise by the Committee (as defined below), employees who are not eligible to participate in the ESPP are (i) employees who already own 5% or more of our common stock; or (ii) employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the ESPP. Generally, an election to participate in the ESPP must be made at least ten business days before the enrollment date for the offer period, unless a later time is established by the Committee.

        Payroll deductions will begin with the first scheduled payroll date commensurate with or immediately following the enrollment date, and will end on the last scheduled payroll date during the offer period, unless sooner terminated by the eligible employee.

        Administration of the ESPP.    Either the Board, a committee of the Board, or such executive officer appointed by the Board (the "Committee") will administer the ESPP. The Committee has full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all persons.

        Payroll Deductions.    Unless determined otherwise by the Committee, to enroll in the ESPP, the participant must designate a fixed whole percentage of his or her base pay to be withheld, not to exceed 15%. All of the participant's payroll deductions shall be credited to his or her account under the ESPP (the "Payroll Account"). Unless determined otherwise by the Committee, no interest shall accrue on the payroll deductions credited to the participant's Payroll Account.

        Change in Payroll Deductions.    The participant will be able to cancel his or her election to participate in the ESPP by completing and filing with us a change of status notice on the form established by the Committee. Such suspension will be effective with the first scheduled payroll date commencing ten business days after our receipt of the change of status notice, unless we elect to process a given change in participation more quickly.

        Purchase of Our Common Stock.    Our common stock will be offered to the participants for purchase through a series of successive offer periods. Each offer period will be three months in duration and will begin on the first day of each calendar quarter, with the first offering period commencing on January 1, 2008. On the first day of each offer period, each participant is granted an option to purchase on the exercise date of such offer period, at a purchase price equal to the lesser of 85% of the market value of the stock on the first day of the offer period or the last day of the offer period (whichever is lesser), a number of shares of Common Stock based on the balance which has accrued in the participant's Payroll Account. To the extent permitted by the Committee, fractional shares of our common stock may be purchased as well.

        The Code and the ESPP impose certain limits on the amount of our common stock that can be purchased with payroll deductions under the ESPP. In general, there is a $25,000 limit on the value of our common stock that can be purchased by any participating employee under the ESPP in any calendar year. Any amounts received from the participant which cannot be used to purchase our common stock as a result of this limitation will be returned as soon as practical to the participant without interest.

        Following the purchase of shares with the participant's payroll deductions, a "book entry" (by computerized or manual entry) will be made in our records (the "Stock Account") to evidence such acquisition of shares. Generally, all shares purchased under the ESPP must be held for at least six months. Account statements regarding the participant's Stock Account will be made available to the participant, at least on a quarterly basis.

        After the expiration of any required holding period during which the participant may not transfer any shares, and upon receipt of a request from the participant, a certificate representing the shares purchased will be delivered to him or her as promptly as practicable.

        The Committee may require that any shares credited to the participant's Stock Account be delivered to him or her in the form of a physical certificate, or otherwise transferred to an outside account maintained by the participant, following the termination of his or her employment with us. Unless determined otherwise by the Committee, shares delivered to each participant under the ESPP will be registered in his or her name.

        Rights of a Stockholder.    As a participating employee, the participant will have all of the rights and privileges of a stockholder of our company with respect to the shares of our common stock purchased under the ESPP and credited to the participant's Payroll Account.

        Withdrawal.    Each participant may withdraw all (but not less than all) of the payroll deductions credited to his or her Payroll Account that has not yet been invested. If the participant withdraws from an offer period, payroll deductions will not resume at the beginning of the next offer period, unless he or she timely re-enrolls in the ESPP.

        Termination of Employment.    If a participating employee's employment terminates for any reason more than three months from the next scheduled exercise date, the balance in such participant's Payroll Account which has not yet been invested will be refunded to him or her (or in the event of the participant's death, will be paid to his or her estate).

        If the participating employee's employment terminates for any reason within three months of the next scheduled exercise date, the balance in such participant's Payroll Account which has not yet been invested will be applied to the purchase of our common stock on the next exercise date, unless the participant (or in the event of the participant's death, his or her estate) withdraws from the ESPP by submitting a change of status notice form.

        Amendment and Termination of the ESPP; Stockholder Approval.    The Committee may at any time, or from time to time, amend the ESPP in any respect; provided, however, that the ESPP may not be amended in any way that would make any change in any option that was previously granted which may adversely affect the rights of any participant without the consent of the affected participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law), we will obtain stockholder approval in such a manner and to such a degree as required.

        The Committee may terminate the ESPP any time at its discretion; provided that no termination of the ESPP shall affect options that were previously granted.

        Rights Not Transferable.    Rights granted under the ESPP are not transferable other than by will or the laws of descent and distribution, and are exercisable only by the participants.

        Withholding; Disqualifying Disposition.    We will deduct from all Payroll Accounts all federal, state, local and other taxes required by law to be withheld with respect to amounts held in such accounts.

        If the participants sell or otherwise dispose of shares purchased through the ESPP prior to the expiration of two years from the date on which such shares were purchased or dispose of such shares in any other disqualifying disposition within the meaning of Section 422 of the Code, such participants must notify us in writing as soon as practicable after such disposition of the date and terms of such disposition, and, if we (or any of our affiliates) have a tax-withholding obligation because of such disposition, the participants must pay to us (or affiliate) an amount equal to any withholding tax we (or affiliate) are required to pay.

Material U.S. Federal Income Tax Consequences

        The ESPP is intended to qualify for favorable income tax treatment under Sections 421 and 423 of the Code. Payment for shares will be made on an after-tax basis. Thus, participants will have to pay income tax on the dollars tendered as purchase price under the ESPP.

        No income will be recognized when shares of our common stock are purchased under the ESPP at a discount. The discount at the time of purchase will not be taken into account for income tax purposes until the stock is sold. The income tax consequences associated with a sale of our common stock purchased under the ESPP depend upon when the sale occurs and the length of the participant's holding period for his or her shares of our common stock. The ESPP has been designed with the intent that if the sale occurs more than two years after the offer date, then a participant generally will realize taxable gain or loss equal to the difference between the selling price and the amount paid for the stock. If the stock is sold at a gain, then the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock at the time of disposition over the actual purchase price, or (ii) the excess of the fair market value of the shares on the offer date over the purchase price determined as of the offer date (that is, the purchase price that would have applied if the offer period were to have ended on the offer date). The balance of the gain, if any, will be treated as long-term capital gain. If the stock is sold at a loss, then no ordinary income is realized and the entire loss will be treated as a long-term capital loss.

        However, if shares of our common stock purchased under the ESPP are sold within two years after the offer date, then, regardless of whether the participant has a profit or loss on the sale, it is expected that the discount received when the stock was purchased generally will be taxable as ordinary income. We are entitled to a deduction for the amounts taxable to a participant as ordinary income. The participant will also recognize taxable capital gain or loss (which will be short-term or long-term, depending upon the holding period) on the sale equal to the difference between the selling price and the fair market value of the stock at the time it was purchased.

        If the approval of the ESPP by holders of a majority of our common stock who vote at a meeting where a quorum representing a majority of all of our outstanding common stock is (in person or by proxy) present and voting is not obtained within one year following the date the plan commences (or if the plan otherwise fails to satisfy Section 423 of the Code), the special tax treatment described above would not apply, and the discount received when our common stock was purchased generally will be taxable as ordinary income. The participant will also recognize taxable capital gain or loss (which will be short-term or long-term, depending upon the holding period) on the sale equal to the difference between the selling price and the fair market value of the stock at the time it was purchased.

        Special rules may apply if the Committee establishes an offer period that is greater than one year in duration. In addition, special tax rules may apply to those participants who are subject to the rules set forth in Section 16 of the Securities Exchange Act of 1934, as amended.

        Our Board of Directors unanimously recommends a vote "FOR" the approval and ratification of the 2008 Employee Stock Purchase Plan.

CORPORATE GOVERNANCE MATTERS

        This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the NYSE's corporate governance rules that were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. You are encouraged to visit the corporate governance section of the "Investor Relations—Corporate Governance" page of our corporate website at http://www.gramercycapitalcorp.com to view or to obtain copies of our committee charters, code of business conduct and ethics, corporate governance principles and director independence standards. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. You may also obtain, free of charge, a copy of the respective charters of our committees, code of business conduct and ethics, corporate governance principles and director independence standards by directing your request in writing to Gramercy Capital Corp., 420 Lexington Avenue, New York, New York 10170-1881, Attention: Investor Relations. Additional information relating to the corporate governance of our company is also included in other sections of this proxy statement.

Corporate Governance Guidelines

        Our Board of Directors has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which our Board carries out its responsibilities. Among the areas addressed by the Corporate Governance Guidelines are director qualification standards, director responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession, annual performance evaluation of the Board and management responsibilities. Our Nominating and Corporate Governance Committee is responsible for assessing and periodically reviewing the adequacy of the Corporate Governance Guidelines and will recommend, as appropriate, proposed changes to the Board.

Director Independence

        Our Corporate Governance Guidelines provide that a majority of the directors serving on our Board must be independent as required by the listing standards of the NYSE and the applicable rules promulgated by the SEC. In addition, our Board of Directors has adopted director independence standards, which are certain additional categorical standards to assist in making determinations with respect to the independence of directors. Our Board of Directors has affirmatively determined, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, between or among the directors and our company or our management (any such relationships, if any, are described in the section of this proxy statement entitled "Certain Relationships and Related Transactions"), that each of the following directors and director nominees has no direct or indirect material relationship with us and is independent under the listing standards of the NYSE, the applicable rules promulgated by the SEC and our director independence standards: Messrs. Allan J. Baum, Jeffrey E. Kelter, Paul J. Konigsberg and Charles S. Laven. Our Board has determined that Messrs. Green and Holliday are not independent because they are also executive officers or officers of our company.

Code of Business Conduct and Ethics

        Our Board of Directors has adopted a Code of Business Conduct and Ethics as required by the listing standards of the NYSE that applies to our directors, executive officers and employees of our Manager. The Code of Business Conduct and Ethics was designed to assist our directors, executive officers and employees of our Manager in complying with the law, in resolving moral and ethical issues that may arise and in complying with our policies and procedures. Among the areas addressed by the Code of Business Conduct and Ethics are compliance with applicable laws, conflicts of interest, use and protection of our company's assets, confidentiality, communications with the public, accounting matters, records retention, fair dealing, discrimination and harassment and health and safety.

Audit Committee Financial Expert

        Our Board of Directors has determined that our Audit Committee has at least one "audit committee financial expert," as defined in Item 401(h) of SEC Regulation S-K, such expert being Mr. Konigsberg, and that he is "independent," as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended. Mr. Konigsberg has agreed to serve as our audit committee financial expert.

Communications with our Board of Directors

        We have a process by which stockholders and/or other parties may communicate with our Board of Directors, our independent directors as a group or our individual directors. Any such communications may be sent to our Board by U.S. mail or overnight delivery and should be directed to Andrew S. Levine, Secretary, at Gramercy Capital Corp., 420 Lexington Avenue, New York, New York 10170-1881, who will forward such communications on to the intended recipient. Any such communications may be made anonymously.

Whistleblowing and Whistleblower Protection Policy

        Our Audit Committee has established procedures for (1) the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters and (2) the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our company, you may do so in writing to the Chairman of our Audit Committee, c/o Secretary, Gramercy Capital Corp., 420 Lexington Avenue, New York, New York 10170-1881. Any such communications may be made anonymously.

Director Attendance at Annual Meetings

        We encourage each member of our Board of Directors to attend each annual meeting of stockholders. Messrs. Green, Holliday and Hall attended our annual meeting of stockholders held on May 24, 2007 and none of our independent directors attended that meeting.

Identification of Director Candidates

        Our Nominating and Corporate Governance Committee assists our Board of Directors in identifying and reviewing director candidates to determine whether they qualify for membership on our Board of Directors and for recommending to the Board the director nominees to be considered for election at our annual meetings of stockholders.

        In making recommendations to our Board, our Nominating and Corporate Governance Committee considers such factors as it deems appropriate. These factors may include judgment, skill, diversity, education, experience with businesses and other organizations comparable to our company, the interplay of the candidate's experience with the experience of other Board members, the candidate's industry knowledge and experience, the ability of a nominee to devote sufficient time to the affairs of our company and the extent to which the candidate generally would be a desirable addition to our Board of Directors and any of its committees.

        Our Nominating and Corporate Governance Committee may solicit and consider suggestions of our directors or management regarding possible nominees. Our Nominating and Corporate Governance Committee may also procure the services of outside sources or third parties to assist in the identification of director candidates.

        Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board. Any recommendations by stockholders should follow the procedures outlined under "Stockholder Proposals" in this proxy statement and should also provide the reasons supporting a candidate's recommendation, the candidate's qualifications and the candidate's written consent to being considered as a director nominee. In addition, any stockholder recommending a director candidate should submit information demonstrating the number of shares of common stock that he or she owns.

Executive Sessions of Independent Directors

        In accordance with the Corporate Governance Guidelines, the independent directors serving on our Board of Directors generally meet in executive session after each regularly scheduled meeting of our Board of Directors or our Audit Committee without the presence of any directors or other persons who are part of our management. The executive sessions regularly are chaired by the chair of the Board or the chair of the Board committee having jurisdiction over the particular subject matter to be discussed at the particular session or portion of a session.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

        This section of our proxy statement discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to, and earned by, our named executive officers and places in perspective the data presented in the tables and narrative that follow.

        Throughout this proxy statement, the individuals who served as our Chief Executive Officer and Chief Financial Officer during our 2007 fiscal year, as well as the other individuals included in the "Summary Compensation Table" on page 26, are referred to as the "named executive officers" or our "executives," unless the context otherwise requires or indicates.

Objectives of Our Compensation Program

        We had no employees as of December 31, 2007. However, since our acquisition of American Financial Realty Trust on April 1, 2008, we have assumed certain employees at some of the properties we acquired in the merger. We are managed by GKK Manager LLC, or our Manager, pursuant to a management agreement between our Manager and us. All of our named executive officers, except for Mr. Hugh Hall, are currently employees of our Manager or one of its affiliates. We have not paid, and do not intend to pay, any cash compensation to our named executive officers (other than potential tax gross-up payments) and we do not currently intend to adopt any policies with respect thereto. However, our Compensation Committee may, from time to time, grant equity awards in the form of restricted stock, stock options or performance awards to our named executive officers pursuant to our 2004 Equity Incentive Plan or our 2005 Long-Term Outperformance Program, which we refer to herein as our 2005 Outperformance Plan, as applicable. These awards are designed to align the interests of our named executive officers with those of our stockholders, by allowing our named executive officers to share in the creation of value for our stockholders through stock appreciation and dividends. These equity awards are generally subject to time based vesting requirements designed to promote the retention of management and to achieve strong performance for our company. These awards further provide flexibility to us in our ability to enable our Manager to attract, motivate and retain talented individuals at our Manager.

Setting Executive Compensation

        Our Manager or its affiliates, including SL Green Realty Corp., determine the levels of base salary and cash incentive compensation that may be earned by our named executive officers, based on the time required for the performance of the duties of our Manager under the management agreement, the performance of other duties for our Manager or its affiliates, including SL Green Realty Corp., and such other factors as our Manager may determine are appropriate. Our Manager or its affiliates, including SL Green Realty Corp., also determine whether and to what extent our named executive officers will be provided with pension, deferred compensation and other employee benefits plans and programs. Cash compensation paid to our named executive officers is paid, in part, by our Manager or its affiliates, including SL Green Realty Corp., from the fees paid by us to our Manager under the management agreement. We do not control how such fees are allocated by our Manager to its employees and have been advised by our Manager that none of our named executive officers is entitled to any part of such fees, except as may be determined by our Manager in its discretion or by ownership interests in our Manager that certain of our named executive officers own. For a description of our management agreement, see "Certain Relationships and Related Transactions—Management Agreement."

        Our Compensation Committee determines equity compensation for our named executive officers and is comprised of three independent directors, Jeffrey E. Kelter (Chairman), Allan J. Baum and Charles S. Laven. Our Compensation Committee exercises independent discretion in respect of equity compensation matters and administers our 2004 Equity Incentive Plan (including reviewing and approving equity grants to our executives pursuant to this plan). Our Compensation Committee operates under a written charter adopted by our Board of Directors, a copy of which is available on our website at http://www.gramercycapitalcorp.com.

        Our Compensation Committee has retained SMG Advisory Group, an outside compensation consulting firm, or SMG. SMG provides our Compensation Committee and Chief Executive Officer with relevant market data concerning the marketplace, our peer group and other compensation developments. SMG regularly participates in Committee meetings and meets with our named executive officers. Our Compensation Committee has the authority to replace SMG or hire additional consultants at any time. It is important to understand that the compensation market data and ranges provide only a reference point for our Compensation Committee. Depending upon our company's business and individual performance results, a named executive officer's total direct compensation may be within, below or above the market range for that position. SMG also provides additional professional services to our company and receives market-based compensation with respect to these services.

        Our Compensation Committee met once during the year to evaluate executive performance against the goals and objectives set at the beginning of the year, to monitor market conditions in light of these goals and objectives, to solicit input from the compensation consultant on market practices and any new developments and to review our compensation practices. During this decision making process, our Compensation Committee reviews tally sheets that detail the executive officer's compensation history. The tally sheets help our Compensation Committee to track changes in an executive officer's total direct compensation from year to year and to remain aware of the compensation historically paid to each executive officer. Ultimately, we rely upon our judgment about each of our named executive officers and not on formulas or short-term changes in business performance or our stock price. The key factors affecting our judgment are total return to stockholders, change in earnings and funds from operations, actual performance against the financial, operational and strategic goals we set at the beginning of the year, the nature and level of responsibility of each executive officer and the integrity and effort in which such executive officer conducts his responsibilities. Our Compensation Committee makes regular reports to our Board of Directors.

What Our Compensation Program is Designed to Reward

        Our Compensation Committee has designed our equity compensation program to enable our Manager to attract, motivate and retain talented individuals at our Manager, to link compensation to performance and to align the interests of our named executive officers with our stockholders. We expect our company to perform at the highest levels of the commercial mortgage REIT sector. Our Compensation Committee rewards the achievement of specific annual, long-term and strategic goals of both our company and the individual executive. Our Compensation Committee measures performance on an absolute basis against financial and other measures established at the beginning of the year and on a relative basis by comparing our company's performance against other commercial mortgage REITs and against the mortgage REIT industry generally. Comparative performance is an important metric since market conditions may affect the ability to meet specific performance criteria.

Measuring 2007 Performance

        The following goals for our company, among others, were set for 2007: (i) penetrate targeted markets using direct origination teams in New York City and Los Angeles, (ii) enhance our asset management platform, (iii) selectively originate opportunistic debt and equity investments in correcting markets, (iv) optimize our net lease portfolio, (v) maintain our company's credit discipline,

(vi) establish a fund management business and (vii) increase the dividend and share price of our common stock.

        We achieved almost all of these objectives and many more. Particular emphasis was placed on our achieving a total return to stockholders (stock appreciation plus dividends paid), or TRS, of over 123% since our initial public offering, or IPO. From our IPO to December 31, 2007, our stock price went from $15.00 to $24.31 per share. Our company produced substantial value for its stockholders in 2006 and 2007, creating $1.4 billion and $1.1 billion, respectively, of additional enterprise value. Our company also: (i) increased loan investments in key markets, especially New York City (27%) and Washington D.C. (18%), (ii) hired three dedicated staff members and implemented a new technology platform, (iii) in response to correcting market conditions, reduced direct originations in the third and fourth quarters and increased secondary purchases of discounted loans in the fourth quarter, (iv) sold 45% of our company's joint venture interest in One Madison Avenue for a $92 million gain, (v) entered into an agreement to acquire American Financial Realty Trust for approximately $3.5 billion, (vi) limited loan charge-offs to $3.2 million, or 0.06% of cumulative loan originations of $5.2 billion since our inception, and (vii) increased funds from operations, or FFO, for the year by 22.8%, increased the dividend for the year by 12.5% and declared a $2.00 per share special dividend as a result of the gain from the sale of our joint venture interest in One Madison Avenue. Due to recent unsettled conditions in the capital markets, we chose to postpone the establishment of a fund management business.

Elements of Our Compensation Program and Why We Chose Each Element

        As discussed above, because our management agreement provides that our Manager assumes principal responsibility for managing our affairs, our named executive officers do not receive cash compensation from us for serving as our executive officers. Our Compensation Committee may, however, choose to grant equity awards, which include restricted stock awards, stock options or performance awards made pursuant to our 2004 Equity Incentive Plan or our 2005 Outperformance Plan, as applicable. The vesting provisions of these equity awards (generally two to four years) are designed to act as a retention device and provide a strong incentive to the named executive officers to increase stockholder value long after they performed the services in the year for which the equity awards were granted. The awards also contain forfeiture provisions if the executive voluntarily leaves or is terminated with cause by our Manager or its affiliates pursuant to the employment agreement between the executive and our Manager or its affiliates. These provisions protect our interests by, among other things, providing a strong economic incentive for an executive to stay employed by our Manager or its affiliates. Additionally, our Compensation Committee has awarded, and may continue to award, in its discretion, tax gross-up payments relating to restricted stock awards to avoid having the executive sell stock to satisfy the tax obligation created from this incentive award.

        Our Compensation Committee also considers awards under our 2005 Outperformance Plan, which are designed to compensate our named executive officers upon the attainment of certain goals with respect to total return to stockholders, or TRS, and to encourage our executives to "outperform" and to create stockholder value in excess of industry expectations in a "pay for performance" structure. Awards under our 2005 Outperformance Plan are made in the form of partnership or LTIP Units that may ultimately become exchangeable for shares of our common stock or cash, at our election. Our Compensation Committee approved the LTIP Units granted in 2005 under our 2005 Outperformance Plan, that may ultimately become exchangeable for shares of our common stock or cash, at our election, and will not be entitled to distributions until after the performance pool, or minimum performance pool, is established. These awards were granted prior to the determination of the performance pool but will not be earned and/or vest until the satisfaction of performance and other thresholds, and will not be entitled to distributions until after certain performance pools are established. The result of the structure of our 2005 Outperformance Plan is to tie an executive's equity compensation to creation of stockholder value and continued employment with our Manager or its affiliates over a long-term basis. It also provides the executive an added incentive to maximize the value of our stock long after the achievement of the performance that triggered the award.

        All stock options are priced in accordance with the terms of our 2004 Equity Incentive Plan and are based on the price of our company's common stock at the close of business on the day prior to the date of grant. We do not coordinate grants of options so that they are made before the announcement of favorable information or after the announcement of unfavorable information.

How Each Element and Our Decisions Regarding Each Element Fit Into Our Overall Compensation Objectives and Affect Decisions Regarding Other Elements

        Our compensation program seeks to reward our named executive officers for superior performance, which, in combination with compensation received from our Manager or its affiliates, is competitive with the compensation paid to named executive officers at commercial mortgage REITs and other private commercial real estate investors in the New York City commercial real estate market, while closely aligning the interests of our named executive officers with the interests of our stockholders. In making equity compensation decisions, our Compensation Committee considers various measures of company and industry performance, including (i) TRS (over the prior one-, two- and three-year periods and since our IPO), (ii) growth in FFO per share, (iii) growth in dividends per share and (iv) certain material corporate events consummated during the applicable fiscal year. Consistent with this approach, our Compensation Committee grants equity awards to our named executive officers to reward our executives for achievement of financial and other performance (both company and individual based) during the last completed fiscal year. Our Compensation Committee also makes these awards to act as a retention pool and to provide continued and additional incentives to maximize our stock price and thereby more closely align the economic interests of our named executive officers with those of our stockholders. Through the elements of our compensation program, our Compensation Committee seeks to maintain a competitive equity compensation package for each executive, while being sensitive to our fiscal year budget and the impact of share dilution in making such compensation payments.

Other Matters

        Tax and Accounting Treatment.    Our Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code. Section 162(m) limits the deductibility on our tax return of compensation over $1 million to any of our named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by our stockholders. Our Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate compensation for their performance. We paid compensation to certain of our named executive officers during 2007, a portion of which may be nondeductible under the limitations set forth in Section 162(m). Our Compensation Committee may make compensation payments that are not fully deductible if in its judgment such payments are necessary to achieve the objectives of our compensation program.

        On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not become effective yet, we believe we are operating in good faith compliance with the statutory provisions that were effective January 1, 2005.

        Beginning on August 2, 2004 we began accounting for stock-based payments through our equity incentive plans, including our 2005 Outperformance Plan, in accordance with the requirements of SFAS 123R.

        Adjustments for Certain Items.    Our Compensation Committee has not considered whether it would attempt to recover compensation awards or payments based on our financial performance where our financial statements are restated in a downward direction sufficient to reduce the amount of such awards or payments that should have been made or paid under applicable criteria.

Other Policies

        As our executives generally have significant personal investments in our securities, we do not have any policy in place regarding minimum ownership requirements for either our executive officers or directors. We do not have any policy in place regarding the ability of our executive officers or directors to engage in hedging activities with respect to our common stock.

Compensation Committee Report

        Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this annual proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2007.

                      Submitted by our Compensation Committee
                      Jeffrey E. Kelter (Chairman)
                      Allan J. Baum
                      Charles S. Laven

Summary Compensation Table

        Because our management agreement provides that our Manager assumes principal responsibility for managing our affairs, our current executive officers, who are employees of our Manager, generally do not receive cash compensation from us for serving as our executive officers. However, in their capacities as officers or employees of our Manager, or its affiliates, under the terms of the management agreement, they devote all or a portion of their time to our affairs as is required for the performance of the duties of our Manager.

        Our Manager has informed us that, because the services to be performed by its officers or employees in those capacities as such may not be performed exclusively for us, it may not be able to segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers by our Manager or its affiliates, including SL Green Realty Corp., that relates to their services to us. Our Manager or its affiliates, including SL Green Realty Corp., compensate each of our executive officers. Our Manager has entered into an amended employment agreement with Mr. Robert R. Foley with a term through August 2, 2010 and a three-year employment agreement with Mr. John B. Roche, each of who is a senior executive of our Manager and who is not also an employee of SL Green Realty Corp. Each employment agreement with our Manager includes standard non-compete provisions which extend for up to 12 months after termination of employment as well as other restrictive covenants.

        We may from time to time, at the discretion of our Compensation Committee, grant shares of our common stock or options to purchase shares of our common stock to our executive officers pursuant to the 2004 Equity Incentive Plan.

        On April 16, 2008, Mr. Hugh F. Hall, our former chief operating officer and one of our Class I directors, resigned. Mr. Robert R. Foley, previously our chief financial officer, was promoted to chief operating officer. Mr. John B. Roche was appointed our new chief financial officer. In connection with Mr. Roche's appointment, we entered into a severance agreement with him. See "—Severance Agreement."

        The following table* sets forth information regarding the compensation paid to, and the compensation expense we recognized with respect to, our chief executive officer, our former chief financial officer, and each of our three most highly compensated executive officers (including Mr. Hall) other than our chief executive officer and our former chief financial officer, whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2007 (collectively, the "named executive officers"). Mr. Roche is not considered a "named executive officer" and therefore he is not included in the executive compensation tables set forth below. It is noted that a number of the executive compensation arrangements described below may be subject to adjustment for changes to be made in light of Section 409A of the Internal Revenue Code.

Name And Principal Position	Year	Stock Awards (1) ($)		Option Awards (2) ($)		All Other Compensation (3) ($)		Total ($)
Marc Holliday Chief Executive Officer, President	2007 2006	$ $	790,755 720,439	$ $	51,375 19,131	$ $	348,422 503,600	$ $	1,190,552 1,243,170
Hugh F. Hall(4) Former Chief Operating Officer	2007 2006	$ $	907,918 487,835	$ $	64,596 21,810	$ $	162,177 125,900	$ $	1,134,691 635,545
Robert R. Foley(5) Chief Operating Officer and Former Chief Financial Officer	2007 2006	$ $	876,231 442,569	$ $	76,977 23,417	$ $	120,887 50,360	$ $	1,074,095 516,346
Andrew Mathias Chief Investment Officer	2007 2006	$ $	732,736 530,455	$ $	50,208 16,274	$ $	285,127 369,300	$ $	1,068,071 916,029
Gregory F. Hughes Chief Credit Officer	2007 2006	$ $	397,300 292,071	$ $	47,033 10,050	$ $	191,390 235,000	$ $	635,723 537,121

*
The columns for "Salary," "Bonus," "Non-Equity Incentive Plan Compensation" and "Change in Pension Value and Nonqualified Deferred Compensation Earnings" have been omitted because they are not applicable.

(1)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the compensation costs recognized by our company during the fiscal years ended December 31, 2007 and 2006 for stock awards (which consist of restricted stock awards and awards made pursuant to our 2005 Outperformance Plan, some of which were made in prior years) as determined pursuant to Statement of SFAS 123R. The assumptions used to calculate the value of stock awards are set forth under Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 17, 2008.

(2)
Amounts shown do not reflect compensation actually received by the named executive officer. Amounts shown are the compensation costs recognized by our company during the fiscal years ended December 31, 2007 and 2006 for option awards as determined pursuant to SFAS 123R. The assumptions used to calculate the value of option awards are set forth under Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 17, 2008.

(3)
Represents the cash payments made with respect to estimated tax payments due on the restricted stock awards to the named executive officers.

(4)
On April 16, 2008, Mr. Hall resigned as our chief operating officer and one of our Class I directors.

(5)
On April 16, 2008, in connection with Mr. Hall's resignation as our chief operating officer, Mr. Foley was appointed our chief operating officer and Mr. Roche was appointed our new chief financial officer.

Grants of Plan-Based Awards

        The following table* sets forth certain information with respect to each grant of an award made to a named executive officer in the fiscal year ended December 31, 2007.

Name	Grant Date	All Other Stock Awards; Number of Shares of Stock or Units (#)		All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards (1) ($/Sh)		Grant Date Fair Value of Equity Awards (2) ($)
Marc Holliday	01/02/2007 01/02/2007 12/31/2007 12/31/2007	20,000 — 10,000 —	(3) (4)	— 20,000 — 15,000	$ $	— 30.89 — 24.31	$ $ $ $	446,820 53,890 187,000 44,498
Hugh F. Hall(5)	01/02/2007 01/02/2007 12/31/2007 12/31/2007	30,000 — 10,000 —	(3) (4)	— 25,000 — 15,000	$ $	— 30.89 — 24.31	$ $ $ $	700,230 67,363 187,000 44,498
Robert R. Foley(6)	01/02/2007 01/02/2007 12/31/2007 12/31/2007	30,000 — 10,000 —	(3) (4)	— 25,000 — 15,000	$ $	— 30.89 — 24.31	$ $ $ $	700,230 67,363 187,000 44,498
Andrew Mathias	01/02/2007 01/02/2007 12/31/2007 12/31/2007	25,000 — 10,000 —	(3) (4)	— 20,000 — 15,000	$ $	— 30.89 — 24.31	$ $ $ $	583,525 53,890 187,000 44,498
Gregory F. Hughes	01/02/2007 01/02/2007 12/31/2007 12/31/2007	15,000 — 10,000 —	(3) (4)	— 20,000 — 15,000	$ $	— 30.89 — 24.31	$ $ $ $	350,115 53,890 187,000 44,498

*
The Columns for "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" and "Estimated Future Payouts Under Equity Incentive Plan Awards" have been omitted because they are not applicable.

(1)
The exercise price for all options granted to the named executive officer is 100% of the fair market value of the shares on the grant date. We do not pay dividend equivalents on stock options.

(2)
The value of a stock award or option award is based on the fair value as of the grant date of such award determined pursuant to SFAS 123R.

(3)
Reflects a restricted stock awards granted to the named executive officer on January 2, 2007, which vests in three annual installments of 16.54%, 41.73% and 41.73% beginning on January 2, 2007.

(4)
Reflects a restricted stock award granted to the named executive officer on December 31, 2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments beginning on December 31, 2008.

(5)
On April 16, 2008, Mr. Hall resigned as our chief operating officer and one of our Class I directors. In connection with his resignation, Mr. Hall forfeited certain restricted stock and option awards. See "—Potential Payments Upon Termination or Change of Control—Former Executive Officer."

(6)
On April 16, 2008, in connection with Mr. Hall's resignation as our chief operating officer, Mr. Foley was appointed our chief operating officer and Mr. Roche was appointed our new chief financial officer.

        For a discussion of our 2005 Outperformance Plan, see "—Potential Payments Upon Termination or Change of Control" and "—Outperformance Plan."

Outstanding Equity Awards

        The following table sets forth certain information with respect to all outstanding equity awards held by each named executive officer at the fiscal year ended December 31, 2007.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Marc Holliday	50,000 16,667 — 5,000 — — —	(1) (2) (4)	— 8,333 20,000 10,000 — — —	(2) (3) (4)	— — — — — — —	$ $ $ $	15.00 19.85 30.89 24.31 — — —	08/02/2014 04/20/2015 01/02/2017 12/31/2017 — — —	— — — — 16,692 6,666 —	(5) (6)	$ $	— — — — 405,783 162,050 —	— — — — — — 403,225.50	(7)	$	— — — — — — 3,712,526	(8)
Hugh F. Hall(9)	31,250 8,333 — 5,000 — — — —	(10) (10) (13)	31,250 8,334 25,000 10,000 — — — —	(10) (11) (12) (13)	— — — — — — — —	$ $ $ $	15.00 19.85 30.89 24.31 — — — —	08/02/2014 04/20/2015 01/02/2017 12/31/2017 — — — —	— — — — 6,250 25,038 6,666 —	(14) (15) (16)	$ $ $	— — — — 151,938 608,674 162,050 —	— — — — — 362,902.50	(7)	$	— — — — — 3,341,269	(8)
Robert R. Foley(17)	70,000 16,667 — 5,000 — — — —	(18) (19) (21)	35,000 8,333 25,000 10,000 — — — —	(18) (19) (20) (21)	— — — — — — — —	$ $ $ $	15.00 19.85 30.89 24.31 — — — —	08/02/2014 04/20/2015 01/02/2017 12/31/2017 — — — —	— — — — 2,500 25,038 6,666 —	(22) (23) (24)	$ $ $	— — — — 60,775 608,674 162,050 —	— — — — — — — 362,902.50	(7)	$	— — — — — — — 3,341,269	(8)
Andrew Mathias	36,667 16,667 — 5,000 — — —	(25) (26) (28)	— 8,333 20,000 10,000 — — —	(26) (27) (28)	— — — — — — —	$ $ $ $	15.00 19.85 30.89 24.31 — — —	08/02/2014 04/20/2015 01/02/2017 12/31/2017 — — —	— — — — 20,864 6,666 —	(29) (30)	$ $	— — — — 507,204 162,050 —	— — — — — — 241,936.50	(7)	$	— — — — — — 2,227,526	(8)
Gregory F. Hughes	23,334 10,000 — 5,000 — — —	(31) (32) (34)	— 5,000 20,000 10,000 — — —	(32) (33) (34)	— — — — — — —	$ $ $ $	15.00 19.85 30.89 24.31 — — —	08/02/2014 04/20/2015 01/02/2017 12/31/2017 — — —	— — — — 12,518 6,666 —	(35) (36)	$ $	— — — — 304,313 162,050 —	— — — — — — 100,807.50	(7)	$	— — — — — — 928,142	(8)

(1)
Includes an option award granted on 08/02/2004, which vests in three equal annual installments beginning on June 30, 2005.

(2)
Includes an option award granted on 04/20/2005, which vests in three equal annual installments beginning on April 20, 2006.

(3)
Includes an option award granted on 01/02/2007, which vests in three equal annual installments beginning on January 2, 2008.

(4)
Includes an option award granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(5)
Includes restricted stock awards granted on 01/02/2007, 3,308 shares vested immediately upon grant and the remaining 16,652 shares will vest in two equal annual installments.

(6)
Includes restricted stock awards granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(7)
Represents the number of LTIP Units initially issued to the named executive officer pursuant to our 2005 Outperformance Plan. These LTIP Units have been granted prior to the determination of the performance pool, and they will only vest upon satisfaction of performance and other thresholds contained in our 2005 Outperformance Plan, and will not be entitled to distributions until after the performance pool, or minimum performance pool, is established. Each participant's award under our 2005 Outperformance Plan is designated as a specified percentage of the aggregate performance pool to be allocated to such participant. The specified percentages for the named executive officers are as follows: Mr. Holliday (26.8817%); Mr. Hall (24.1935%); Mr. Foley (24.1935%); Mr. Mathias (16.1291%); and Mr. Hughes (6.7205%). For a discussion of our 2005 Outperformance Plan, see "—Outperformance Plan."

(8)
Represents the market or payout value of the LTIP Units initially issued to the named executive officer pursuant to our 2005 Outperformance Plan as of December 31, 2007. The measurement date under our 2005 Outperformance Plan will occur on May 31, 2008 and, absent any material increase in the price of our common stock on the NYSE, we expect that our 2005 Outperformance Plan will expire with no value to any of the plan participants.

(9)
On April 16, 2008, Mr. Hall resigned as our chief operating officer and one of our Class I directors. In connection with his resignation, Mr. Hall forfeited certain restricted stock and option awards. All of Mr. Hall's LTIP Units were forfeited as a result of his resignation. See "—Potential Payments Upon Termination or Change of Control—Former Executive Officer."

(10)
Includes an option award granted on 08/02/2004, which vests in four equal annual installments beginning on June 30, 2005.

(11)
Includes an option award granted on 04/20/2005, which vests in three equal annual installments beginning on April 20, 2006.

(12)
Includes an option award granted on 01/02/2007, which vests in three equal annual installments beginning on January 2, 2008.

(13)
Includes an option award granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(14)
Includes restricted stock awards granted on 08/02/2004, which vests in four equal annual installments beginning on June 30, 2005.

(15)
Includes restricted stock awards granted on 01/02/2007, 4,962 shares vested immediately upon grant and the remaining 25,038 shares will vest in two equal annual installments.

(16)
Includes restricted stock awards granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(17)
On April 16, 2008, Mr. Foley, our chief financial officer, was appointed our chief operating officer and Mr. Roche was appointed our new chief financial officer.

(18)
Includes an option award granted on 08/02/2004, which vests in four equal annual installments beginning on June 30, 2005.

(19)
Includes an option award granted on 04/20/2005, which vests in three equal annual installments beginning on April 20, 2006.

(20)
Includes an option award granted on 01/02/2007, which vests in three equal annual installments beginning on January 2, 2008.

(21)
Includes an option award granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(22)
Includes restricted stock awards granted on 08/02/2004, which vests in four equal annual installments beginning on June 30, 2005.

(23)
Includes restricted stock awards granted on 01/02/2007, 4,962 shares vested immediately upon grant and the remaining 25,038 shares will vest in two equal annual installments.

(24)
Includes restricted stock awards granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(25)
Includes an option award granted on 08/02/2004, which vests in three equal annual installments beginning on June 30, 2005.

(26)
Includes an option award granted on 04/20/2005, which vests in three equal annual installments beginning on April 20, 2006.

(27)
Includes an option award granted on 01/02/2007, which vests in three equal annual installments beginning on January 2, 2008.

(28)
Includes an option award granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(29)
Includes restricted stock awards granted on 01/02/2007, 4,136 shares vested immediately upon grant and the remaining 20,864 shares will vest in two equal annual installments.

(30)
Includes restricted stock awards granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(31)
Includes an option award granted on 08/02/2004, which vests in three equal annual installments beginning on June 30, 2005.

(32)
Includes an option award granted on 04/20/2005, which vests in three equal annual installments beginning on April 20, 2006.

(33)
Includes an option award granted on 01/02/2007, which vests in three equal annual installments beginning on January 2, 2008.

(34)
Includes an option award granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

(35)
Includes restricted stock awards granted on 01/02/2007, 2,482 shares vested immediately upon grant and the remaining 12,518 shares will vest in two equal annual installments.

(36)
Includes restricted stock awards granted on 12/31/2007, a third of which vested immediately upon grant and the remaining portion will vest in two equal annual installments.

Option Exercises and Stock Vested

        The following table sets forth certain information with respect to the exercise of stock options, stock appreciation rights, or SARs, and similar instruments, and the vesting of stock, including restricted stock, restricted stock units and similar instruments for each named executive officer during the fiscal year ended December 31, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)
Marc Holliday	—	—	31,641	$871,056
Hugh F. Hall(3)	—	—	14,545	$405,442
Robert R. Foley(4)	—	—	10,795	$302,167
Andrew Mathias	—	—	25,801	$712,817
Gregory F. Hughes	—	—	17,481	$478,475

(1)
Amounts reflect the difference between the exercise price of the option and the market price at the time of exercise.

(2)
Amounts reflect the market value of the stock on the day the stock vested.

(3)
On April 16, 2008, Mr. Hall resigned as our chief operating officer and one of our Class I directors.

(4)
On April 16, 2008, in connection with Mr. Hall's resignation as our chief operating officer, Mr. Foley was appointed our chief operating officer and Mr. Roche was appointed our new chief financial officer.

Pension Benefits

        Our named executive officers received no benefits in fiscal year 2007 from us under defined pension or defined contribution plans. See "—Summary Compensation Table."

Nonqualified Deferred Compensation

        Our company does not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for our named executive officers.

Potential Payments Upon Termination or Change in Control

General

        The named executive officers, except Hugh F. Hall, are currently employees of our Manager and/or SL Green Realty Corp. and therefore we generally have no obligation to pay a named executive officer any form of compensation upon such officer's termination of employment, except with respect to the award agreements made under the 2005 Outperformance Plan and the restricted stock award and option award agreements entered into between the named executive officers and our company pursuant to the 2004 Equity Incentive Plan. This section of the proxy statement describes the material terms of each named executive officer's 2005 Long-Term Outperformance Program Award Agreement, Restricted Stock Award Agreement and Option Award Agreements and provides the amount of compensation that would be paid to each named executive officer by us in the event of termination of each named executive officer by our Manager or SL Green Realty Corp., as applicable. The amount of compensation payable to each named executive officer upon termination of the executive officer (i) by our Manager or SL Green Realty Corp., as applicable, without "Cause," (ii) by the named executive officer with "Good Reason," (iii) in the event of death or "Disability" of the named executive officer or (iv) in connection with a "Change of Control" of our company (each, a "Triggering Event") is described below. The following discussion assumes such termination was effective as of December 31, 2007 and are estimates of amounts that would be paid out in such circumstances, except with respect to the discussion relating to Mr. Hall which reflects the assumed termination date of December 31, 2007 and the actual termination date of April 16, 2008. The actual amounts to be paid out can only be determined at the time of termination of such officer from our Manager or SL Green Realty Corp., as applicable.

        Our Compensation Committee believes it is fair to provide accelerated vesting of equity grants upon a Change of Control. Very often, senior managers lose their jobs in connection with a Change of Control. By agreeing up front to accelerated vesting or equity grants in the event of a Change of Control, our Compensation Committee believes we can reinforce and encourage the continued attention and dedication of senior management to their assigned duties without distraction in the face of an actual or threatened Change of Control and ensure that management is motivated to negotiate the best merger consideration for our stockholders.

2005 Long-Term Outperformance Program Award Agreements

        Awards made under our 2005 Outperformance Plan have time-based vesting requirements with significant back-end vesting after the achievement of the performance metrics. We have designed these awards in this manner to encourage retention and continued performance. Certain of the termination and change of control provisions described below result in significant payments in the event of certain termination events or a change of control. However, the measurement date under our 2005 Outperformance Plan will occur on May 31, 2008 and, absent any material increase in the price of our common stock on the NYSE, we expect that our 2005 Outperformance Plan will expire with no value to any of the plan participants. As a result, the executive may suffer a material economic forfeiture should the executive cease to be an officer of our company.

        Marc Holliday.    Mr. Holliday entered into the 2005 Long-Term Outperformance Program Award Agreement with our company and our Operating Partnership, our subsidiary, on December 14, 2005. Pursuant to the agreement, Mr. Holliday was granted a total of 403,225.50 LTIP partnership units ("LTIP Units") in the Operating Partnership. If Mr. Holliday ceases to be an officer of our company due to (i) termination by our company of our Manager as the external manager and advisor of our company, (ii) a termination without Cause by us or (iii) resignation by Mr. Holliday as a result of termination without Cause by SL Green Realty Corp. or he resigns from SL Green Realty Corp. with Good Reason, he will be treated for all purposes, including vesting of the LTIP Units, as if he had remained as an officer of our company for 12 months after the date of termination. Since the measurement date under the 2005 Outperformance Plan had not occurred as of December 31, 2007 and 50% of the LTIP Units will vest on the first anniversary of the measurement date and the remaining 50% will vest on the second anniversary of the measurement date, Mr. Holliday will receive no value from the Triggering Event unless there is a Change of Control within 12 months of such termination. All unvested LTIP Units that have not been previously forfeited will vest immediately upon the occurrence of such Change of Control and a measurement date will be created upon the occurrence of such Change of Control. In the event Mr. Holliday ceases to be an officer of our company as a result of his death or Disability, all of the LTIP Units will automatically and immediately vest and a measurement date will be created as if a Change of Control occurred. The accelerated vesting of the LTIP Units and resulting creation of a measurement date in connection with a Change of Control, death or Disability results in a total value to be received of $3,712,526. If Mr. Holliday is terminated for any other reason, all of the unvested LTIP Units will automatically and immediately be forfeited.

        Robert R. Foley.    Mr. Foley entered into the 2005 Long-Term Outperformance Program Award Agreement with our company and the Operating Partnership on December 14, 2005. Pursuant to the agreement, Mr. Foley was granted a total of 362,902.50 LTIP Units in the Operating Partnership. If Mr. Foley ceases to be an officer of our company due to (i) termination by our company of our Manager as the external manager and advisor of our company, (ii) a termination without Cause by us or (iii) resignation by Mr. Foley as a result of termination without Cause by our Manager or he resigns from our Manager with Good Reason, he will be treated for all purposes, including vesting of the LTIP Units, as if he had remained as an officer of our company for 12 months after the date of termination. Since the measurement date under the 2005 Outperformance Plan had not occurred as of December 31, 2007 and 50% of the LTIP Units will vest on the first anniversary of the measurement date and the remaining 50% will vest on the second anniversary of the measurement date, Mr. Foley will receive no value from the Triggering Event unless there is a Change of Control within 12 months of such termination. All unvested LTIP Units that have not been previously forfeited will vest immediately upon the occurrence of such Change of Control and a measurement date will be created upon the occurrence of such Change of Control. In the event Mr. Foley ceases to be an officer of our company as a result of his death or Disability, all of the LTIP Units will automatically and immediately vest and a measurement date will be created as if a Change of Control occurred. The accelerated vesting of the LTIP Units and resulting creation of a measurement date in connection with a Change of Control, death or Disability results in a total value to be received of $3,341,269. If Mr. Foley is terminated for any other reason, all of the unvested LTIP Units will automatically and immediately be forfeited.

        Andrew Mathias.    Mr. Mathias entered into the 2005 Long-Term Outperformance Program Award Agreement with our company and the Operating Partnership on December 14, 2005. Pursuant to the agreement, Mr. Mathias was granted a total of 241,936.50 LTIP Units in the Operating Partnership. If Mr. Mathias ceases to be an officer of our company due to (i) termination by our company of our Manager as the external manager and advisor of our company, (ii) a termination without Cause by us or (iii) resignation by Mr. Mathias as a result of termination without Cause by SL Green Realty Corp. or he resigns from SL Green Realty Corp. with Good Reason, he will be treated for all purposes, including vesting of the LTIP Units, as if he had remained as an officer of our company for 12 months after the date of termination. Since the measurement date under the 2005 Outperformance Plan had not occurred as of December 31, 2007 and 50% of the LTIP Units will vest on the first anniversary of the measurement date and the remaining 50% will vest on the second anniversary of the measurement date, Mr. Mathias will receive no value from the Triggering Event unless there is a Change of Control within 12 months of such termination. All unvested LTIP Units that have not been previously forfeited will vest immediately upon the occurrence of such Change of Control and a measurement date will be created upon the occurrence of such Change of Control. In the event Mr. Mathias ceases to be an officer of our company as a result of his death or Disability, all of the LTIP Units will automatically and immediately vest and a measurement date will be created as if a Change of Control occurred. The accelerated vesting of the LTIP Units and resulting creation of a measurement date in connection with a Change of Control, death or Disability results in a total value to be received of $2,227,526. If Mr. Mathias is terminated for any other reason, all of the unvested LTIP Units will automatically and immediately be forfeited.

        Gregory F. Hughes.    Mr. Hughes entered into the 2005 Long-Term Outperformance Program Award Agreement with our company and the Operating Partnership on December 14, 2005. Pursuant to the agreement, Mr. Hughes was granted a total of 100,807.50 LTIP Units in the Operating Partnership. If Mr. Hughes ceases to be an officer of our company due to (i) termination by our company of our Manager as the external manager and advisor of our company, (ii) a termination without Cause by us or (iii) resignation by Mr. Hughes as a result of termination without Cause by SL Green Realty Corp. or he resigns from SL Green Realty Corp. with Good Reason, he will be treated for all purposes, including vesting of the LTIP Units, as if he had remained as an officer of our company for 12 months after the date of termination. Since the measurement date under the 2005 Outperformance Plan had not occurred as of December 31, 2007 and 50% of the LTIP Units will vest on the first anniversary of the measurement date and the remaining 50% will vest on the second anniversary of the measurement date, Mr. Hughes will receive no value from the Triggering Event unless there is a Change of Control within 12 months of such termination. All unvested LTIP Units that have not been previously forfeited will vest immediately upon the occurrence of such Change of Control and a measurement date will be created upon the occurrence of such Change of Control. In the event Mr. Hughes ceases to be an officer of our company as a result of his death or Disability, all of the LTIP Units will automatically and immediately vest and a measurement date will be created as if a Change of Control occurred. The accelerated vesting of the LTIP Units and resulting creation of a measurement date in connection with a Change of Control, death or Disability results in a total value to be received of $928,142. If Mr. Hughes is terminated for any other reason, all of the unvested LTIP Units will automatically and immediately be forfeited.

Restricted Stock Award Agreements

        Marc Holliday.    Mr. Holliday received 75,000 shares of restricted stock on August 2, 2004, all of which have vested as of December 31, 2007. He also received a grant of 20,000 shares of restricted stock on January 2, 2007, of which 3,308 shares had vested immediately upon grant and the remaining 16,692 shares will vest in two equal annual installments beginning on January 2, 2008. In addition, Mr. Holliday received a grant of 10,000 shares of restricted stock on December 31, 2007, which vest in three equal annual installments beginning on December 31, 2007. As of December 31, 2007, a total of 81,642 shares of restricted stock have vested. If Mr. Holliday is terminated by SL Green Realty Corp. for Cause, or by him without Good Reason, all of the unvested restricted stock (23,358 shares) will terminate or expire upon such termination of employment. In the event Mr. Holliday is terminated by SL Green Realty Corp. without Cause, or by him with Good Reason, all of his unvested restricted stock (23,358 shares) will fully vest on the date of termination, which will result in a total value to be received of $567,833. In addition, upon the approval of our Compensation Committee, Mr. Holliday will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $227,133. If Mr. Holliday is terminated in connection with a Change of Control, all of the unvested restricted stock (23,358 shares) will fully vest on the date of termination, which will result in a total value to be received of $567,833. In addition, upon the approval of our Compensation Committee, he will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $227,133. If Mr. Holliday is terminated due to Disability, (i) any portion of restricted stock that would otherwise vest during the six-month period following the date of termination will vest on such date and (ii) if such six-month period would end before the next vesting date, a pro rata portion of the unvested restricted stock (8,346 shares) that otherwise would become vested on such date will vest on the date of termination, which will result in a total value to be received of $202,891. In addition, upon the approval of our Compensation Committee, he will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $81,156.

        Robert R. Foley.    Mr. Foley received a grant of 10,000 shares of restricted stock on August 2, 2004, which vest in four equal annual installments beginning on June 30, 2005. In addition, Mr. Foley received a grant of 30,000 shares of restricted stock on January 2, 2007, of which 4,962 shares vested immediately upon grant and the remaining 25,038 shares will vest in two equal annual installments beginning on January 2, 2008. Moreover, Mr. Foley received a grant of 10,000 shares of restricted stock on December 31, 2007, which vest in three equal annual installments beginning on December 31, 2007. On April 16, 2008, Mr. Foley was appointed our chief operating officer. In connection therewith, he received 13,171 shares of restricted stock which will vest on May 16, 2008. The 13,171 shares of restricted stock are not included in the calculation of potential payments upon termination or change in control since they were granted after December 31, 2007. As of December 31, 2007, a total of 15,796 shares of restricted stock have vested. If Mr. Foley's employment is terminated other than by him without Good Reason, other than by our Manager for Cause, and other than by reason of death or Disability, any issued but unvested restricted stock (18,352 shares) would otherwise become vested during the 12-month period following Mr. Foley's termination will become vested on the date of termination, which will result in a total value to be received of $446,137. In addition, upon the approval of our Compensation Committee, Mr. Foley will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $178,455. In the event Mr. Foley's employment is terminated by our Manager for Cause or by him without Good Reason, all unvested restricted stock (34,204 shares) will automatically be forfeited. If Mr. Foley is terminated due to his death or Disability, (i) any portion of restricted stock that would otherwise vest during the six-month period following the date of termination will vest on such date and (ii) if such six-month period would end before the next vesting date, a pro rata portion of the unvested restricted stock (15,019 shares) that otherwise would become vested on such date will vest on the date of termination, which will result in a total value to be received of $365,112. In addition, upon the approval of our Compensation Committee, Mr. Foley will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $146,045.

        Andrew Mathias.    Mr. Mathias received a grant of 55,000 shares of restricted stock on August 2, 2004, all of which vested as of December 31, 2007. In addition, Mr. Mathias received a grant of 25,000 shares of restricted stock on January 2, 2007, of which 4,136 shares vested immediately upon grant and the remaining 20,864 shares will vest in two equal annual installments beginning on January 2, 2008. Moreover, Mr. Mathias received a grant of 10,000 shares of restricted stock on December 31, 2007, which vest in three equal annual installments beginning on December 31, 2007. As of December 31, 2007, 62,470 shares of restricted stock have vested. If Mr. Mathias is terminated by SL Green Realty Corp. for Cause or by him without Good Reason, all of the unvested restricted stock (27,530 shares) will terminate or expire upon such termination of employment. In the event Mr. Mathias is terminated by SL Green Realty Corp. without Cause, or by him with Good Reason, all of his unvested restricted stock (27,530 shares) will fully vest on the date of termination, which will result in a total value to be received of $669,254. In addition, upon the approval of our Compensation Committee, Mr. Mathias will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $267,702. If Mr. Mathias is terminated in connection with a Change of Control, all of the unvested restricted stock (27,530 shares) will fully vest on the date of termination, which will result in a total value to be received of $669,254. In addition, upon the approval of our Compensation Committee, he will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $267,702. If Mr. Mathias is terminated due to death or Disability, (i) any portion of restricted stock that would otherwise vest during the six-month period following the date of termination will vest on such date and (ii) if such six-month period would end before the next vesting date, a pro rata portion of the unvested restricted stock (10,432 shares) that otherwise would become vested on such date will vest on the date of termination, which will result in a total value to be received of $253,602. In addition, upon the approval of our Compensation Committee, he will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $101,441.

        Gregory F. Hughes.    Mr. Hughes received a grant of 35,000 shares of restricted stock on August 2, 2004, all of which vested as of December 31, 2007. In addition, Mr. Hughes received a grant of 15,000 shares of restricted stock on January 2, 2007, of which 2,482 shares vested immediately upon grant and the remaining 12,518 shares will vest in two equal annual installments beginning on January 2, 2008. Moreover, Mr. Hughes received a grant of 10,000 shares of restricted stock on December 31, 2007, which vest in three equal annual installments beginning on December 31, 2007. As of December 31, 2007, a total of 40,816 shares of restricted stock have vested. If Mr. Hughes is terminated by SL Green Realty Corp. for Cause, or by him without Good Reason, all of the unvested restricted stock (19,184 shares) will terminate or expire upon such termination of employment. In the event Mr. Hughes is terminated by SL Green Realty Corp. without Cause, or by him with Good Reason, all of his unvested restricted stock (19,184 shares) will fully vest on the date of termination, which will result in a total value to be received of $446,363. In addition, upon the approval of our Compensation Committee, Mr. Hughes will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $186,545. If Mr. Hughes is terminated in connection with a Change of Control, all of the unvested restricted stock (19,184 shares) will fully vest on the date of termination, which will result in a total value to be received of $466,363. In addition, upon the approval of our Compensation Committee, he will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $186,545. If Mr. Hughes is terminated due to death or Disability, (i) any portion of restricted stock that would otherwise vest during the six-month period following the date of termination will vest on such date and (ii) if such six-month period would end before the next vesting date, a pro rata portion of the unvested restricted stock (6,259 shares) that otherwise would become vested on such date will vest on the date of termination, which will result in a total value to be received of $152,156. In addition, upon the approval of our Compensation Committee, he will receive a tax gross-up in respect of the vesting of his restricted stock award, which will result in an additional value to be received of $60,863.

Option Award Agreements

        Marc Holliday.    Mr. Holliday received an option to purchase 75,000 shares of our common stock on August 2, 2004 with an exercise price of $15.00 per share, all of which vested as of December 31, 2007. He also received an option to purchase 25,000 shares of our common stock on April 20, 2005 with an exercise price of $19.85 per share, which also vest in three equal annual installments beginning on April 20, 2006. In addition, Mr. Holliday received an option to purchase 20,000 shares of our common stock on January 2, 2007, with an exercise price of $30.89 per share, which vest in three equal annual installments beginning on January 2, 2008, and an option to purchase 15,000 shares of our common stock on December 31, 2007, with an exercise price of $24.31 per share, which also vest in three equal annual installments beginning on December 31, 2007. Each option has a term of ten years and expires on the tenth anniversary of the date of the grant. As of December 31, 2007, options to purchase 96,666 shares of our common stock have vested. If Mr. Holliday is terminated by SL Green Realty Corp. for Cause, or by Mr. Holliday without Good Reason, all unexercised and unvested options will terminate and expire on the date of termination. In the event Mr. Holliday is terminated by SL Green Realty Corp. without Cause, or by him with Good Reason, all of his unvested stock options (38,334 shares) will fully vest on the date of termination resulting in a total value to be received of $37,170. Any unexercised stock options granted to Mr. Holliday shall remain exercisable until the second January 2 following the date of termination, or, if earlier, the expiration of the initial applicable term stated at the time of the grant. If Mr. Holliday is terminated in connection with a Change of Control, all of the unvested stock options (38,334 shares) will fully vest on the date of termination resulting in a total value to be received of $37,170. If Mr. Holliday is terminated due to Disability, (i) any portion of stock options that would otherwise become exercisable during the six-month period following the date of termination will become exercisable on such date and (ii) if such six-month period would end before the next vesting date, a pro rata portion of the unexercisable stock options (15,000 shares) that otherwise would become exercisable on such date will be exercisable on the date of termination resulting in a total value to be received of $37,170. Furthermore, upon such disability, any vested unexercised stock options granted to Mr. Holliday shall remain vested and exercisable until the earlier of (i) the date on which the term of such stock options otherwise would have expired, or (ii) the second January 1 after the date of termination due to his disability. If Mr. Holliday's employment is terminated by reason of death, no acceleration of vesting will occur with respect to the stock options granted in August 2, 2004, April 20, 2005, January 2, 2007 and December 31, 2007. However, upon his death, any vested unexercised stock options granted to Mr. Holliday (71,666 shares) shall remain vested and exercisable until the earlier of (i) the date on which the term of such stock options otherwise would have expired, or (ii) the second January 1 after the date of the termination due to his death.

        Robert F. Foley.    Mr. Foley received an option to purchase 140,000 shares of our common stock on August 2, 2004 with an exercise price of $15.00 per share, which vest in four equal annual installments beginning on June 30, 2005. He also received an option to purchase 25,000 shares of our common stock on April 20, 2005 with an exercise price of $19.85 per share, which vest in three equal annual installments beginning on April 20, 2006. In addition, Mr. Foley received an option to purchase 25,000 shares of our common stock on January 2, 2007, with an exercise price of $30.89 per share, which vest in three equal annual installments beginning on January 2, 2008, and an option to purchase 15,000 shares of our common stock on December 31, 2007, with an exercise price of $24.31 per share, which also vest in three equal annual installments beginning on December 31, 2007. Each option has a term of ten years and expires on the tenth anniversary of the date of the grant. As of December 31, 2007, options to purchase 126,666 shares of our common stock have vested. If Mr. Foley's employment is terminated other than by him without Good Reason, other than by our Manager for Cause, and other than by reason of death or Disability, the options that would otherwise be exercisable during the 12-month period following the date of termination will become exercisable on such date (56,666 shares) and the options that have become exercisable will remain exercisable for six months following the date of termination. The value of such accelerated options is $363,020 based on the price of $24.31 per share, which was the closing price of our common stock on the NYSE December 31, 2007 and exercise prices of $15.00 per share (with respect to 35,000 shares), $19.85 per share (with respect to 8,334 shares), $30.89 per share (with respect to 8,333 shares) and $24.31 per share (with respect to 5,000 shares). In the event Mr. Foley's employment is terminated by reason of death or Disability, the options that would otherwise become exercisable during the six-month period following the date of termination will become exercisable on such date, and if such six-month period would end before the next vesting date, a pro rata portion of the unexercisable options (51,667 shares) that otherwise would become exercisable on such date will become exercisable on the date of termination. In addition, any portion of the options that have become exercisable will remain exercisable until the earlier of (i) the expiration date of the option and (ii) the second January 1 following the date of termination. The value of such accelerated options is $363,020 based on the price of $24.31 per share, which was the closing price of our common stock on the NYSE on December 31, 2007 and exercise prices of $15.00 per share (with respect to 35,000 shares), $19.85 per share (with respect to 8,334 shares) and $30.89 per share (with respect to 8,333 shares). If Mr. Foley is terminated by our Manager for Cause, he will not be entitled to exercise any options after the date of termination; provided, however, in the event that our Manager terminates Mr. Foley for failure to competently perform his duties or Mr. Foley terminates his employment without Good Reason, options that have become exercisable will remain exercisable for three months following the date of termination (but in no event after the expiration date of the option).

        Andrew Mathias.    Mr. Mathias received an option to purchase 55,000 shares of our common stock on August 2, 2004 with an exercise price of $15.00 per share, all of which vested as of December 31, 2007. He also received an option to purchase 25,000 shares of our common stock on April 20, 2005 with an exercise price of $19.85 per share, which also vest in three equal annual installments beginning on April 20, 2006. In addition, Mr. Mathias received an option to purchase 20,000 shares of our common stock on January 2, 2007, with an exercise price of $30.89 per share, which vest in three equal annual installments beginning on January 2, 2008, and an option to purchase 15,000 shares of our common stock on December 31, 2007, with an exercise price of $24.31 per share, which also vest in three equal annual installments beginning on December 31, 2007. Each option has a term of ten years and expires on the tenth anniversary of the date of the grant. As of December 31, 2007, options to purchase 76,666 shares of our common stock have vested. If Mr. Mathias is terminated by SL Green Realty Corp. for Cause, or by him without Good Reason, all unexercised and unvested options will terminate and expire on the date of termination. In the event Mr. Mathias is terminated by SL Green Realty Corp. without Cause, or by him with Good Reason, all of his unvested stock options (38,334 shares) will become exercisable on the date of termination resulting in a total value to be received of $37,170. Any unexercised stock options granted to Mr. Mathias shall remain exercisable until the second January 2 following the date of termination, or, if earlier, the expiration of the initial applicable term stated at the time of the grant. If Mr. Mathias is terminated in connection with a Change of Control, all of the unvested stock options (38,334 shares) will become exercisable on the date of termination resulting in a total value to be received of $37,170. f Mr. Mathias is terminated due to death or Disability, (i) any portion of stock options that would otherwise become exercisable during the six-month period following the date of termination will become exercisable on such date and (ii) if such six-month period would end before the next vesting date, a pro rata portion of the unexercisable stock options (15,000 shares) that otherwise would become exercisable on such date will be exercisable on the date of termination resulting in a total value to be received of $37,170. Furthermore, upon such disability or death, any vested unexercised stock options granted to Mr. Mathias shall remain vested and exercisable until the earlier of (i) the date on which the term of such stock options otherwise would have expired, or (ii) the second January 1 after the date of termination due to his disability.

        Gregory F. Hughes.    Mr. Hughes received an option to purchase 35,000 shares of our common stock on August 2, 2004 with an exercise price of $15.00 per share, all of which have vested as of December 31, 2007. He also received an option to purchase 15,000 shares of our common stock on April 20, 2005 with an exercise price of $19.85 per share, which also vest in three equal annual installments beginning on April 20, 2006. In addition, Mr. Hughes received an option to purchase 20,000 shares of our common stock on January 2, 2007, with an exercise price of $30.89 per share, which vest in three equal annual installments beginning on January 2, 2008, and an option to purchase 15,000 shares of our common stock on December 31, 2007, with an exercise price of $24.31 per share, which also vest in three equal annual installments beginning on December 31, 2007. Each option has a term of ten years and expires on the tenth anniversary of the date of the grant. As of December 31, 2007, options to purchase 50,000 shares of our common stock have vested. If Mr. Hughes is terminated by SL Green Realty Corp. for Cause, or by him without Good Reason, all unexercised and unvested options will terminate and expire on the date of termination. In the event Mr. Hughes is terminated by SL Green Realty Corp. without Cause, or by him with Good Reason, all of his unvested stock options

(35,000 shares) will become exercisable on the date of termination resulting in a total value to be received of $22,300. Any unexercised stock options granted to Mr. Hughes shall remain exercisable until the second January 2 following the date of termination, or, if earlier, the expiration of the initial applicable term stated at the time of the grant. If Mr. Hughes is terminated in connection with a Change of Control, all of the unvested stock options (35,000 shares) will become exercisable on the date of termination resulting in a total value to be received of $22,300. If Mr. Hughes is terminated due to death or Disability, (i) any portion of stock options that would otherwise become exercisable during the six-month period following the date of termination will become exercisable on such date and (ii) if such six-month period would end before the next vesting date, a pro rata portion of the unexercisable stock options (16,667 shares) that otherwise would become exercisable on such date will be exercisable on the date of termination resulting in a total value to be received of $22,300. Furthermore, upon such disability or death, any vested unexercised stock options granted to Mr. Hughes shall remain vested and exercisable until the earlier of (i) the date on which the term of such stock options otherwise would have expired, or (ii) the second January 1 after the date of termination due to his disability.

Former Executive Officer

        Hugh F. Hall.    On April 16, 2008, Mr. Hall resigned as our chief operating officer and one of our Class I directors.

        2005 Long-Term Outperformance Program Award Agreement.    Mr. Hall entered into the 2005 Long-Term Outperformance Program Award Agreement with our company and the Operating Partnership on December 14, 2005. Pursuant to the agreement, Mr. Hall was granted a total of 362,902.50 LTIP Units in the Operating Partnership. If Mr. Hall ceases to be an officer of our company due to (i) termination by our company of our Manager as the external manager and advisor of our company, (ii) a termination without Cause by us or (iii) resignation by Mr. Hall as a result of termination without Cause by our Manager or he resigns from our Manager with Good Reason, he will be treated for all purposes, including vesting of the LTIP Units, as if he had remained as an officer of our company for 12 months after the date of termination. All unvested LTIP Units that have not been previously forfeited will vest immediately upon the occurrence of such Change of Control and a measurement date will be created upon the occurrence of such Change of Control. In the event Mr. Hall ceases to be an officer of our company as a result of his death or Disability, all of the LTIP Units will automatically and immediately vest and a measurement date will be created as if a Change of Control occurred. The accelerated vesting of the LTIP Units and resulting creation of a measurement date in connection with a Change of Control, death or Disability results in a total value to be received of $3,341,269. If Mr. Hall is terminated for any other reason, all of the unvested LTIP Units will automatically and immediately be forfeited. When Mr. Hall resigned on April 16, 2008, all of Mr. Hall's unvested LTIP Units (362,902.50 LTIP Units) were automatically and immediately forfeited.

        Restricted Stock Award Agreement.    Mr. Hall received a grant of 25,000 shares of restricted stock on August 2, 2004, which vest in four equal annual installments beginning on June 30, 2005. In addition, Mr. Hall received a grant of 30,000 shares of restricted stock on January 2, 2007, of which 4,962 shares vested immediately upon grant and the remaining 25,038 shares will vest in two equal annual installments beginning on January 2, 2008. Moreover, Mr. Hall also received a grant of 10,000 shares of restricted stock on December 31, 2007, which vest in three equal annual installments beginning on December 31, 2007. As of December 31, 2007, 27,046 shares of restricted stock have been vested. If Mr. Hall's employment is terminated other than by him without Good Reason, other than by our Manager for Cause, and other than by reason of death or Disability, any issued but unvested restricted stock (37,954 shares) would otherwise become vested during the two-year period following Mr. Hall's termination will become vested on the date of termination. The value of such acceleration is $922,661 based on the price of $24.31 per share, which was the closing price of our common stock on the NYSE on December 31, 2007. In the event Mr. Hall's employment is terminated by our Manager for Cause or by him without Good Reason, all unvested restricted stock (37,954 shares) will automatically be forfeited. If Mr. Hall is terminated due to his death or Disability, (i) any portion of restricted stock that would otherwise vest during the six-month period following the date of termination will vest on such date and (ii) if such six-month period would end before the next vesting date, a pro rata portion of the unvested restricted stock (18,769 shares) that otherwise would become vested on such date will be vested on the date of termination. The value of such acceleration is $456,274 based on the price of $24.31 per share, which was the closing price of our common stock on the NYSE on December 31, 2007. As of April 16, 2008, 39,565 shares of restricted stock have vested. When Mr. Hall resigned on April 16, 2008, his separation agreement with us provided that all of his shares of restricted stock scheduled to vest on or before August 2, 2008 will vest on the date for which they are currently provided so long as Mr. Hall has not breached any provisions under the separation agreement through such date and all other unvested restricted stock awards were to be forfeited. Therefore, an additional 6,250 shares of restricted stock will vest on June 30, 2008 and a total of 45,815 shares of restricted stock awarded to Mr. Hall will have vested as of August 2, 2008.

        Option Award Agreement.    Mr. Hall received an option to purchase 125,000 shares of our common stock on August 2, 2004 with an exercise price of $15.00 per share, which vest in four equal annual installments beginning on June 30, 2005. He also received an option to purchase 25,000 shares of our common stock on April 20, 2005, with an exercise price of $19.85 per share, which vest in three equal annual installments beginning on April 20, 2006. In addition, Mr. Hughes received an option to purchase 25,000 shares of our common stock on January 2, 2007, with an exercise price of $30.89 per share, which vest in three equal annual installments beginning on January 2, 2008, and an option to purchase 15,000 shares of our common stock on December 31, 2007, with an exercise price of $24.31 per share, which also vest in three equal annual installments beginning on December 31, 2007. Each option has a term of ten years and expires on the tenth anniversary of the date of the grant. As of December 31, 2007, options to purchase 115,416 shares of our common stock have been vested. If Mr. Hall's employment is terminated other than by him without Good Reason, other than by our Manager for Cause, and other than by reason of death or Disability, the options that would otherwise be exercisable during the two-year period following the date of termination will become exercisable on such date (66,251 shares) and the options that have become exercisable will remain exercisable for six months following the date of termination. The value of such accelerated options is $328,108 based on the price of $24.31 per share, which was the closing price of our common stock on the NYSE December 31, 2007 and exercise prices of $15.00 per share (with respect to 31,250 shares), $19.85 per share (with respect to 8,334 shares), $30.89 per share (with respect to 16,667 shares) and $24.31 per share (with respect to 10,000 shares). In the event Mr. Hall's employment is terminated by reason of death or Disability, the options that would otherwise become exercisable during the six-month period following the date of termination will become exercisable on such date, and if such six-month period would end before the next vesting date, a pro rata portion of the unexercisable options (47,917 shares) that otherwise would become exercisable on such date will become exercisable on the date of termination. In addition, any portion of the options that have become exercisable will remain exercisable until the earlier of (i) the expiration date of the option and (ii) the second January 1 following the date of termination. The value of such accelerated options is $328,108 based on the price of $24.31 per share, which was the closing price of our common stock on the NYSE on December 31, 2007 and exercise prices of $15.00 per share (with respect to 31,250 shares), $19.85 per share (with respect to 8,334 shares) and $30.89 per share (with respect to 8,333 shares). If Mr. Hall is terminated by our Manager for Cause, he will not be entitled to exercise any options after the date of termination; provided, however, in the event that our Manager terminates Mr. Hall for failure to competently perform his duties or Mr. Hall terminates his employment without Good Reason, options that have become exercisable will remain exercisable for three months following the date of termination (but in no event after the expiration date of the option). As of April 16, 2008, options to purchase 132,083 shares of our common stock have vested. When Mr. Hall resigned on April 16, 2008, his separation agreement with us provided that all of his option awards scheduled to vest on or before August 2, 2008 would vest upon the effectiveness of the separation agreement, which occurred on April 24, 2008, and all other unvested option awards were to be forfeited and will not be exercisable. Therefore, options to purchase an additional 8,334 shares of our common stock at an exercise price of $19.83 per share that were scheduled to vest on April 20, 2008 and options to purchase an additional 31,250 shares of our common stock at an exercise price of $15.00 per share that were scheduled to vest on June 30, 2008 vested on April 24, 2008. The value of such accelerated options is $117,188 based on the price of $18.75 per share, which was the closing price of our common stock on April 24, 2008. These options will be exercisable within 90 days from the date of Mr. Hall's resignation and will expire thereafter.

Severance Agreement

        Mr. Roche was a consultant to us from February 2008 to April 16, 2008 when he was named our chief financial officer. In connection with his appointment, we granted Mr. Roche 60,000 shares of restricted stock and options to purchase 50,000 shares of our common stock. The restricted stock award will vest in three annual installments of 16,250 shares, 16,250 shares and 27,500 shares beginning on April 16, 2009, subject to certain conditions. The options have an exercise price of $18.98 per share and will vest in three equal annual installments beginning on April 16, 2009. Furthermore, Mr. Roche entered into a severance agreement with us pursuant to which he will be entitled to receive certain benefits upon the termination of his employment with our Manager. The severance agreement provides for an original term of three years with one automatic one-year extension and subsequent automatic six-month extensions, unless either party gives the other party at least three-months written notice that the agreement is not to be extended. Pursuant to the severance agreement, if Mr. Roche's employment with our Manager is terminated by our Manager without "Cause" or by Mr. Roche with "Good Reason" (as such terms are defined in Mr. Roche's employment agreement with our Manager as in effect from time to time), Mr. Roche will be credited with 12 months of additional vesting under all equity awards granted to him by us, other than those made under outperformance plans. In addition, if Mr. Roche's employment with our Manager is terminated due to his death or disability, he will be credited with 12 months of additional vesting under all equity awards granted to him by us, other than those made under outperformance plans.

Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2007, relating to our equity compensation plans pursuant to which shares of our common stock or other equity securities may be granted from time to time.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,428,169	$22.82	1,146,181
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,428,169	$22.82	1,146,181

(1)
Includes information related to our 2004 Equity Incentive Plan.

Equity Incentive Plan

        At the July 2004 meeting of our Board of Directors, our Board adopted, and our stockholders ratified, a long-term, ten-year compensation program for certain co-leased employees, directors, officers, advisors, consultants and other personnel, including our Manager and employees of our Manager and SL Green Realty Corp., and any of our joint venture affiliates or those of SL Green Realty Corp. Of the options or stock that have not been granted at the time of the initial public offering, our Compensation Committee shall have the right to make such awards in the form of equity incentive compensation on such terms as our Compensation Committee may deem appropriate. Our Compensation Committee has the authority to administer and interpret the equity incentive plan, to authorize the granting of awards, to determine the eligibility of certain co-leased employees, directors, officers, advisors, consultants and other personnel, including our Manager and employees of our Manager and SL Green Realty Corp., and any of our joint venture affiliates or those of SL Green Realty Corp. to receive an award, to determine the number of shares of common stock to be converted by each award, to determine the terms, provisions and conditions of each award, to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate. Our Compensation Committee, in its discretion, may delegate to our Chief Executive Officer all or part of the Committee's authority and duties with respect to awards; provided, however, that we may not delegate its authority and duties with respect to awards that have been, or will be, granted to our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Credit Officer or President or any Executive Vice President.

        Subject to adjustment upon certain corporate transactions or events, up to a maximum of 6,250,000 shares, but not more than 10% of the common stock outstanding at the time of the grant, may be subject to stock options, restricted stock, phantom stock and dividend equivalent rights under the equity incentive plan. The maximum number of shares of common stock that may underlie awards, other than options, to any eligible person in any one year, shall not exceed 200,000. In addition, subject to adjustment upon certain corporate transactions or events, a participant may not receive options for more than 300,000 shares of our common stock in one year. Any common stock withheld or surrendered by plan participants in connection with the payment of an option exercise price or in connection with tax withholding will not count towards the share limitation and will be available for issuance under the equity incentive plan. If an option or other award granted under the equity incentive plan expires or terminates, the common stock subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless the equity incentive plan is previously terminated by our Board of Directors, no new award may be granted under the equity incentive plan after the tenth anniversary of the date that such plan was initially approved by our Board of Directors. No award may be granted under our equity incentive plan to any person who, assuming exercise of all options and payment of all awards held by such person, would own or be deemed to own more than 9.8% of our outstanding common stock. At December 31, 2007, approximately 1,146,181 shares of common stock were available for issuance under the Equity Incentive Plan.

Outperformance Plan

        In June 2005, our Compensation Committee approved a long-term incentive compensation program, the 2005 Outperformance Plan. Participants in the 2005 Outperformance Plan, all of whom are co-leased employees, will share in a "performance pool" if our total return to stockholders for the period from June 1, 2005 through May 31, 2008 exceeds a cumulative total return to stockholders of 30% during the measurement period over a base share price of $20.21 per share. The size of the pool will be 10% of the outperformance amount in excess of the 30% benchmark, subject to a maximum limit equal to the lesser of 4% of our outstanding shares and units of limited partnership interest as of the end of the performance period, or 1,200,000 shares. If our total return to stockholders from June 1,

2005 to any subsequent date exceeds 80% and remains at that level or higher for 30 consecutive days, then a minimum performance pool will be established. In the event the potential performance pool reaches the maximum dilution cap before May 31, 2008 and remains at that level or higher for 30 consecutive days, the performance period will end early and the pool will be formed on the last day of such 30 day period. Each participant's award under our 2005 Outperformance Plan is designated as a specified percentage of the aggregate performance pool to be allocated to such participant assuming the 30% benchmark is achieved. Individual awards under our 2005 Outperformance Plan will be made in the form of partnership units, or LTIP Units, that may ultimately become exchangeable for shares of our common stock or cash, at our election. Under the 2005 Outperformance Plan, LTIP Units have been granted and additional LTIP Units may be granted in the future prior to the determination of the performance pool; however, they will only vest upon satisfaction of performance and other thresholds, and will not be entitled to distributions until after the performance pool, or minimum performance pool, is established. Our 2005 Outperformance Plan provides that if a pool is established, each participant will also be entitled to the distributions that would have been paid on the number of LTIP Units earned, had they been issued at the beginning of the performance period. Those distributions will be paid in the form of additional LTIP Units. Once a performance pool has been established, the earned LTIP Units will receive regular quarterly distributions on a per unit basis equal to the dividends per share paid on our common stock, whether or not they are vested. Any LTIP Units that are not earned upon the establishment of the performance pool will be automatically forfeited, and the LTIP Units that are earned will be subject to time-based vesting, with 50% of the LTIP Units earned vesting in May 2009 and the balance vesting one year later based on continued employment with our Manager or SL Green Realty Corp. In the event of a change in control of our company prior to June 1, 2006, the performance period will be shortened to end on a date immediately prior to such event and the cumulative stockholder return benchmark will be adjusted on a pro rata basis. In the event of a change in control of our company on or after June 1, 2006 but before May 31, 2008, the performance pool will be calculated assuming the performance period ended on May 31, 2008 and the total return continued at the same annualized rate from the date of the change in control to May 31, 2008 as was achieved from June 1, 2005 to the date of the change in control; provided that the performance pool may not exceed 200% of what it would have been if it was calculated using the total return from June 1, 2005 to the date of the change in control and a pro rated benchmark. In either case, the performance pool will be formed as described above if the adjusted benchmark target is achieved and fully vested awards will be issued. If a change in control occurs after the performance period has ended, all unvested awards issued under the 2005 Outperformance Plan will fully vest upon the change in control.

Compensation Committee Interlocks and Insider Participation

        There are no Compensation Committee interlocks and none of our co-leased employees participate on our Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our common stock, as of April 20, 2008, for (1) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock based on the Schedule 13D, Schedule 13G, or any amendments thereto, filed with the SEC, (2) each of our directors and nominees for director, (3) each of our named executive officers who is not a director (including John B. Roche who is not a named executive officer for the fiscal year ended December 31, 2007) and (4) our directors, nominees for director and executive officers as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

        In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns beneficially or of record;

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days) after April 20, 2008.

        Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

Name**	Amount And Nature of Beneficial Ownership of Common Stock		Percent of Total (1)
SL Green Realty Corp. and SL Green Operating Partnership, L.P.	8,119,370	(2)	15.86%
Stephen L. Green	156,000	(3)	*
Marc Holliday	281,666	(4)	*
Hugh F. Hall(5)	141,648	(6)	*
Robert R. Foley(7)	206,504	(8)	*
John B. Roche(7)	61,000		*
Andrew Mathias	229,666	(9)	*
Gregory F. Hughes	120,666	(10)	*
Allan J. Baum	28,228	(11)	*
Jeffrey E. Kelter	31,001	(12)	*
Paul J. Konigsberg	35,336	(13)	*
Charles S. Laven	26,727	(14)	*
All Directors and Executive Officers as a Group (11 Persons)	1,318,442		2.58%
Morgan Stanley.	3,957,699	(15)	7.73%

*
Less than 1% of class.

**
Unless otherwise indicated, the business address is 420 Lexington Avenue, New York, New York 10170-1881.

(1)
As of April 20, 2008, 51,187,716 shares of common stock were outstanding.

(2)
Based solely on information contained in Schedule 13G/A filed jointly by SL Green Realty Corp. and SL Green Operating Partnership, L.P. on January 23, 2008. SL Green Realty Corp. and SL Green Operating Partnership, L.P. have shared voting and dispositive power over 7,624,583 shares of common stock.

(3)
Includes 50,000 shares of common stock issuable upon exercise of options.

(4)
Includes 86,666 shares of common stock issuable upon exercise of options. Excludes all LTIP Units issued under the 2005 Outperformance Plan.

(5)
On April 16, 2008, Mr. Hall resigned as our chief operating officer and one of our Class I directors.

(6)
Includes 61,250 shares of common stock issuable upon exercise of options. Excludes all LTIP Units issued under the 2005 Outperformance Plan.

(7)
On April 16, 2008, in connection with Mr. Hall's resignation as our chief operating officer, Mr. Foley was appointed our chief operating officer and Mr. Roche was appointed our new chief financial officer.

(8)
Includes 108,333 shares of common stock issuable upon exercise of options. Excludes all LTIP Units issued under the 2005 Outperformance Plan.

(9)
Includes 73,333 shares of common stock issuable upon exercise of options. Excludes all LTIP Units issued under the 2005 Outperformance Plan.

(10)
Includes 50,000 shares of common stock issuable upon exercise of options. Excludes all LTIP Units issued under the 2005 Outperformance Plan.

(11)
Includes 17,500 shares of common stock issuable upon exercise of options and 8227.60 phantom units.

(12)
Includes 17,500 shares of common stock issuable upon exercise of options and 11,001.07 phantom units.

(13)
Includes 17,500 shares of common stock issuable upon exercise of options and 7,335,86 phantom units.

(14)
Includes 17,500 shares of common stock issuable upon exercise of options and 5,226.80 phantom units.

(15)
The business address for this stockholder is 1585 Broadway, New York, NY 10036. Based solely on information contained in Schedule 13D/A filed jointly by Morgan Stanley, SSF III Gemini, LP, SSF III Gemini GP, LLC, Morgan Stanley Real Estate Special Situation Fund III, L.P., Morgan Stanley Real Estate Special Situation III-GP, L.L.C., MSRESS III Manager, L.L.C. and MSRESS III, Inc. (collectively, "Morgan Stanley") on April 7, 2008. Morgan Stanley has shared voting and dispositive power over 3,957,699 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and persons who own more than 10% of a registered class of our equity securities are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our executive officers, directors and persons who own more than 10% of a registered class of our equity securities were filed on a timely basis, except that Morgan Stanley and its affiliates, a stockholder who owns more than 10% of our common stock, did not timely file one Form 3 to report one transaction and one Form 4 to report three transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures With Respect to Related Party Transactions

        It is the policy of our Board of Directors that all related party transactions (generally, transactions involving amounts exceeding $120,000 in which a related party (directors and executive officers or their immediate family members, or stockholders owning 5% of more of our outstanding stock)) shall be subject to approval or ratification in accordance with the following procedures.

        Our Nominating and Corporate Governance Committee shall review the material facts of all related party transactions that require its approval and either approve or disapprove of the entry into the related party transaction, subject to some exceptions. If advance approval of a related party transaction is not feasible, then the related party transaction shall be considered and, if our Nominating and Corporate Governance Committee determines it to be appropriate, ratified at the next regularly scheduled meeting of our Nominating and Corporate Governance Committee. In determining whether to approve or ratify a related party transaction, our Nominating and Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction.

        No director shall participate in any discussion or approval of a related party transaction for which he or she is a related party, except that the director shall provide all material information concerning the related party transaction to our Nominating and Corporate Governance Committee.

        If a related party transaction will be ongoing, our Nominating and Corporate Governance Committee may establish guidelines for our management to follow in its ongoing dealings with the related party. Thereafter, our Nominating and Corporate Governance Committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to see that they are in compliance with our Nominating and Corporate Governance Committee's guidelines and that the related party transaction remains appropriate.

        All related party transactions shall be disclosed in our applicable filings with the SEC as required under SEC rules.

Management Agreement

        In connection with our initial public offering, we entered into a management agreement with our Manager, which was subsequently amended and restated in April 2006 and further amended in September 2007. The management agreement provides for a term through December 2009 with automatic one-year extension options and is subject to certain termination rights. We pay our Manager an annual management fee equal to 1.75% of our gross stockholders equity (as defined in the management agreement) inclusive of our trust preferred securities. We incurred expense to our Manager under this agreement of an aggregate of $13,135,000, $10,147,000 and $6,337,000 for the years ended December 31, 2007 and 2006 and 2005, respectively.

        To provide an incentive to enhance the value of our common stock, the holders of the Class B limited partner interests of our Operating Partnership are entitled to an incentive return equal to 25% of the amount by which funds from operations plus certain accounting gains and losses (as defined in the partnership agreement of our Operating Partnership) exceed the product of our weighted average stockholders equity (as defined in the partnership agreement of our Operating Partnership) multiplied by 9.5% (divided by four to adjust for quarterly calculations). We will record any distributions on the Class B limited partner interests as an incentive distribution expense in the period when earned and when payments of such amounts have become probable and reasonably estimable in accordance with the partnership agreement. We incurred $32,235,000, $7,609,000 and $2,276,000 with respect to such Class B limited partner interests for the years ended December 31, 2007, 2006 and 2005.

Asset Servicing Agreement and Outsource Agreement

        We are obligated to reimburse our Manager for its costs incurred under an asset servicing agreement between our Manager and an affiliate of SL Green Operating Partnership, L.P. and a separate outsource agreement between our Manager and SL Green Operating Partnership, L.P. The asset servicing agreement, which was amended and restated in April 2006, provides for an annual fee payable to SL Green Operating Partnership, L.P. by us of 0.05% of the book value of all credit tenant lease assets and non-investment grade bonds and 0.15% of the book value of all other assets. The asset servicing fee may be reduced by SL Green Operating Partnership, L.P. for fees paid directly to outside servicers by us. The outsource agreement currently provides for an annual fee payable by us, which fee is currently $1,366,000 per year, increasing 3% annually over the prior year on the anniversary date of the outsource agreement in August of each year. For the years ended December 31, 2007, 2006 and 2005, we realized expense of $1,343,000, $1,304,000 and $1,266,000, respectively, to our Manager under the outsource agreement. For the years ended December 31, 2007, 2006 and 2005, we realized expense of $3,564,000, $2,349,000 and $1,037,000, respectively, to our Manager under the asset servicing agreement.

Collateral Management Agreement

        Our collateralized debt obligations, or CDOs, were closed in July 2005, August 2006 and August 2007. The CDO that closed in 2005 was issued through two indirect subsidiaries, Gramercy Real Estate CDO 2005-1 Ltd., or the 2005 Issuer, and Gramercy Real Estate CDO 2005-1 LLC, or the 2005 Co-Issuer. The CDO that closed in 2006 was also issued through two indirect subsidiaries, Gramercy Real Estate CDO 2006-1 Ltd., or the 2006 Issuer, and Gramercy Real Estate CDO 2006-1 LLC, or the 2006 Co-Issuer. The CDO that closed in 2007 was also issued through two indirect subsidiaries, Gramercy Real Estate CDO 2007-1 LTD., or the 2007 Issuer, and Gramercy Real Estate CDO 2007-1 LLC, or the 2007 Co-Issuer. The 2005 Issuer, 2006 Issuer, 2007 Issuer, 2005 Co-Issuer, 2006 Co-Issuer, and 2007 Co-Issuer are subsidiaries of our private REITs, Gramercy Investment Trust and Gramercy Investment Trust II. Our Operating Partnership holds all shares of common stock and controls all of the management and operations of the private REIT's. At December 31, 2007, the private REITs and all subsidiaries of the private REITs were consolidated into our financial results.

        In connection with the closing of our first CDO in July 2005, the 2005 Issuer entered into a collateral management agreement with our Manager. Pursuant to the collateral management agreement, our Manager has agreed to provide certain advisory and administrative services in relation to the collateral debt securities and other eligible investments securing the CDO notes. The collateral management agreement provides for a senior collateral management fee, payable quarterly in accordance with the priority of payments as set forth in the indenture, equal to 0.15% per annum of the net outstanding portfolio balance, and a subordinate collateral management fee, payable quarterly in accordance with the priority of payments as set forth in the indenture, equal to 0.25% per annum of the net outstanding portfolio balance. Net outstanding portfolio balance is the sum of the (i) aggregate principal balance of the collateral debt securities, excluding defaulted securities, (ii) aggregate principal balance of all principal proceeds held as cash and eligible investments in certain accounts, and (iii) with respect to the defaulted securities, the calculation amount of such defaulted securities. As compensation for the performance of its obligations as collateral manager under the first CDO, our Board of Directors has allocated to our Manager the subordinate collateral management fee paid on securities issued by the CDO but not held by us. At December 31, 2007 and December 31, 2006, we owned all of the non-investment grade bonds, preferred equity and equity in each of our three CDOs. The senior collateral management fee and balance of the subordinate collateral management fee is allocated to us. For the years ended December 31, 2007, 2006 and 2005, we realized expense of approximately $2.1 million, $2.1 million and $0.9 million, respectively, to our Manager under such collateral management agreement.

        Except for the 2005 CDO, fees payable in connection with CDOs or other securitization vehicles are governed by the amended and restated management agreement. Pursuant to that agreement, if a collateral manager is retained as part of the formation of a CDO or other securitization vehicle, our Manager or an affiliate will be the collateral manager and will receive the following fees: (i) 0.25% per annum of the principal amount outstanding of bonds issued by a managed transitional CDO that are owned by third-party investors unaffiliated with us or our Manager, which CDO is structured to own loans secured by transitional properties, (ii) 0.15% per annum of the book value of the principal amount outstanding of bonds issued by a managed non-transitional CDO that are owned by third-party investors unaffiliated with us or our Manager, which CDOs structured to own loans secured by non-transitional properties, (iii) 0.10% per annum of the principal amount outstanding of bonds issued by a static CDO that are owned by third party investors unaffiliated with us or our Manager, which CDO is structured to own non-investment grade bonds, and (iv) 0.05% per annum of the principal amount outstanding of bonds issued by a static CDO that are owned by third-party investors unaffiliated with us or our Manager, which CDO is structured to own investment grade bonds. For the purposes of the management agreement, a "managed transitional" CDO means a CDO that is actively managed, has a reinvestment period and is structured to own debt collateral secured primarily by non-stabilized real estate assets that are expected to experience substantial net operating income growth, and a "managed non-transitional" CDO means a CDO that is actively managed, has a reinvestment period and is structured to own debt collateral secured primarily by non-stabilized real estate assets that are expected to experience substantial net operating income growth, and a "managed non-transitional" CDO means a CDO that is actively managed, has a reinvestment period and is structured to own debt collateral secured primarily by stabilized real estate assets that are not expected to experience substantial net operating income growth. Both "managed transitional" and "managed non-transitional" CDOs may at any given time during the reinvestment period of the respective vehicles invest in and own non-debt collateral (in limited quantity) as defined by the respective indentures. If any fees are paid to the collateral manager in excess of the fee structure provided for above, such fees are paid to us. For the year ended December 31, 2007 and 2006 we realized expense of approximately $2.3 million and $0.8 million, respectively, to our Manager under this agreement related to the 2006 CDO. With respect to the CDO which closed in August, 2007, we realized expense of approximately $0.3 million to our Manager.

One Madison Avenue

        In April 2005, we closed on a $57,503,000 initial investment in a joint venture with SL Green Realty Corp. to acquire, own and operate the South Building located at One Madison Avenue, New York, New York, or the South Building. The joint venture, which was created to acquire, own and operate the South Building, was owned 45% by a wholly-owned subsidiary of us and 55% by a wholly-owned subsidiary of SL Green Realty Corp.. The joint venture interests are pari passu. Also in April 2005, the joint venture completed the acquisition of the South Building from Metropolitan Life Insurance Company for the purchase price of approximately $802,800,000 plus closing costs, financed in part through a $690,000,000 first mortgage loan on the South Building. The South Building comprises approximately 1.2 million square feet and is almost entirely net leased to Credit Suisse Securities (USA) LLC (CS) pursuant to a lease with a 15-year remaining term. In August 2007 we sold our entire investment in the joint venture to SL Green Realty Corp. for approximately $147.2 million and realized a gain of $92,235,000. In August 2007, an affiliate of SL Green Realty Corp. loaned approximately $147.2 million to our Operating Partnership. This loan was to be repaid with interest at an annual rate of 5.80% on the earlier of September 1, 2007 or the closing of the sale of our 45% interest in One Madison Avenue. As a result of the sale of our interest in August 2007, the loan was repaid with interest on such date.

Leases

        Commencing in May 2005 we are party to a lease agreement with SLG Graybar Sublease LLC, an affiliate of SL Green Realty Corp., for our corporate offices at 420 Lexington Avenue, New York, New York. The lease is for approximately five thousand square feet with an option to lease an additional approximately two thousand square feet and carries a term of ten years with rents on the entire seven thousand square feet of approximately $249,000 per annum for year one rising to $315,000 per annum in year ten. For the years ended December 31, 2007, 2006 and 2005, we paid $235,000, $252,000 and $90,000 under this lease, respectively.

Messenger Services

        Bright Star Couriers LLC, or Bright Star, provides messenger services to us. Bright Star is owned by Gary Green, a son of Stephen L. Green, our Chairman. The aggregate amount of fees paid by us for such services for the years ended December 31, 2007, 2006 and 2005 was $5,000, $7,000 and $3,000, respectively.

SL Green Operating Partnership, L.P. and SL Green Realty Corp. Interests in Gramercy Investments

        In July 2005, we closed on the purchase from an SL Green Realty Corp. affiliate of a $40,000,000 mezzanine loan which bears interest at 11.20%. As part of that sale, the seller retained an interest-only participation. We have determined that the yield on our mezzanine loan after giving effect to the interest-only participation retained by the seller is at market. The mezzanine loan is secured by the equity interests in an office property in New York, New York.

        In February 2006, we closed on the purchase of a $90,000,000 whole loan, which bears interest at one-month LIBOR plus 2.15%, to a joint venture in which SL Green Realty Corp. is an equity holder. The loan is secured by 55 Corporate Drive in Bridgewater, New Jersey. The loan was repaid in full in June 2006 with the proceeds from new mortgage financing obtained in connection with the sale of the property, 49.75% of which is now owned by us through a tenancy in common, or TIC, structure.

        In March 2006, we closed on the purchase of a $25,000,000 mezzanine loan, which bears interest at one-month LIBOR plus 8.00%, to a joint venture in which SL Green Realty Corp. is an equity holder. The mezzanine loan was repaid in full in May 2006, when we originated a $90,287,000 whole loan, which bears interest at one-month LIBOR plus 2.75%, to the joint venture. The loan is secured by office and industrial properties in northern New Jersey and has a book value of $90,389,000 and $90,049,000 as of December 31, 2007 and 2006, respectively.

        In June 2006, we closed on the acquisition of a 49.75% TIC interest in 55 Corporate Drive, located in Bridgewater, New Jersey with a 0.25% interest to be acquired in the future. The remaining 50% of the property is owned as a TIC interest by an affiliate of SL Green Operating Partnership, L.P. The property is comprised of three buildings totaling approximately six hundred and seventy thousand square feet which is 100% net leased to an entity whose obligations are guaranteed by Sanofi-Aventis Group through April 2023. The transaction was valued at $236,000,000 and was financed with a $190,000,000, ten-year, fixed-rate first mortgage loan.

        In August 2006, we acquired from a financial institution a 50% pari-passu interest in a $65,000,000 preferred equity investment secured by an office property in New York, New York. An affiliate of SL Green Realty Corp. simultaneously acquired and owns the other 50% pari-passu interest.

        In December 2006, we acquired from a financial institution a pari-passu interest of $125,000,000 in a $200,000,000 mezzanine loan, which bears interest at 6.384% and is secured by a multi-family portfolio in New York, New York. An affiliate of SL Green Realty Corp. simultaneously acquired the remaining $75,000,000 pari-passu interest in the mezzanine loan.

        During the year ended December 31, 2006, we earned fees of $163,000 from SL Green Realty Corp. representing SL Green Realty Corp.'s proportionate share of fees for financing and structural advisory services related to a specific potential transaction.

        In January 2007, we originated two mezzanine loans totaling $200,000,000. The $150,000,000 loan was secured by a pledge of cash flow distributions and partial equity interests in a portfolio of multi-family properties and bore interest at one-month LIBOR plus 6.00%. The $50,000,000 loan was initially secured by cash flow distributions and partial equity interests in an office property. On March 8, 2007 the $50,000,000 loan was increased by $31,000,000 when the existing mortgage loan on the property was defeased, upon which event our loan became secured by a first mortgage lien on the property and was reclassified as a whole loan. The whole loan currently bears interest at one-month LIBOR plus 6.00% for the initial funding and one-month LIBOR plus 1.00% for the subsequent funding. At closing, an affiliate of SL Green Realty Corp. acquired from us and held a 15.15% pari-passu interest in the mezzanine loan and the whole loan. As of December 31, 2007, our interest in the whole loan had a carrying value of $65,033,000. The investment in the mezzanine loan was repaid in full in September 2007.

        In March 2007, we closed on the acquisition of a $62,500,000 pari-passu interest in one tranche of a multiple-level mezzanine structure primarily secured by pledges of equity and rights to cash distributions, which was used to fund the acquisition of a large office portfolio. The investment bore interest at one-month LIBOR plus 2.85%. At closing, an affiliate of SL Green Realty Corp. simultaneously acquired a $62,500,000 pari-passu interest in the same tranche of the mezzanine structure. The investment was repaid in full in May 2007.

        In April 2007, we purchased for $103,200,000 a 45% TIC interest to acquire the fee interest in a parcel of land located at 2 Herald Square, located along 34th Street in New York, New York. The acquisition was financed with a $86,063,000 ten-year fixed rate mortgage loan. The property is subject to a long-term ground lease with an unaffiliated third party for a term of 70 years. The remaining TIC interest is owned by a wholly-owned subsidiary of SL Green Realty Corp. The TIC interests are pari passu. As of December 31, 2007, the investment had a carrying value of $20,390,000. We recorded our pro rata share of net income of $3,105,000 for the year ended December 31, 2007.

        In July 2007, we purchased for $144,240,000 an investment in a 45% TIC interest to acquire a 79% fee interest and 21% leasehold interest in the fee position in a parcel of land located at 885 Third Avenue, on which is situated The Lipstick Building. The transaction was financed with a $120,443,000 ten-year fixed rate mortgage loan. The property is subject to a 70-year leasehold ground lease with an unaffiliated third party. The remaining TIC interest is owned by a wholly-owned subsidiary of SL Green Realty Corp.. The TIC interests are pari passu. As of December 31, 2007, the investment had a carrying value of $28,332,000. We recorded our pro rata share of net income of $2,480,000 for the year ended December 31, 2007.

        In July 2007, we acquired for $71,871,000 a 100% fee interest in the property located at 292 Madison Avenue, New York, New York, purchased from SL Green Realty Corp.. We entered into a 70-year ground lease with an unaffiliated third party which simultaneously purchased from SL Green Realty Corp. the Class B office building situated on the property. Our acquisition of the fee interest was financed with a $59,099,000 ten-year fixed rate mortgage loan.

        In August 2007, we closed on the purchase from a financial institution of a $12,500,000 mezzanine loan on a substantially complete residential condominium project in the upper east side of Manhattan. The investment bears interest at the current pay rate of 11% over LIBOR, and a 19% look-back IRR at maturity. At closing, an affiliate of SL Green Realty Corp. simultaneously acquired a $12,500,000 pari passu interest in the same tranche of the capital structure.

        In September 2007, we acquired a 50% interest in a $25,000,000 senior mezzanine loan from SL Green Realty Corp.. Immediately thereafter we, along with SL Green Realty Corp., sold our interests in the loan to an unaffiliated third party. Additionally, we acquired from SL Green Realty Corp. a 100% interest in a $25,000,000 junior mezzanine loan associated with the same properties as the preceding senior mezzanine loan. Immediately thereafter we participated 50% of our interest in the loan back to SL Green Realty Corp.. In October 2007, we acquired a 50% pari passu interest in $57,795,000 of two additional tranches in the senior mezzanine loan from an unaffiliated third party. At closing, an affiliate of SL Green Realty Corp. simultaneously acquired the other 50% pari-passu interest in the two tranches.

        In September 2007, our Manager earned a $1,000,000 collateral selection fee payable by Nomura International plc. We purchased $18,000,000 of par bonds of the same securities to which the collateral selection fee related and was earned. As part of the closing on the securities purchased, we collected and immediately remitted the fee due to our Manager.

        In November 2007, we acquired from a syndicate comprised of financial institutions a $25,000,000 interest in a $100,000,000 junior mezzanine investment secured by a hotel portfolio and franchise headquarters. An affiliate of SL Green Realty Corp. simultaneously acquired and owns another $25,000,000 interest in the investment. The investment was purchased at a discount and bears interest at an effective spread to one-month LIBOR of 9.50%.

        In December 2007, we acquired a $52,000,000 interest in a senior mezzanine loan from a financial institution. Immediately thereafter we participated 50% of our interest in the loan to an affiliate of SL Green Realty Corp.. The investment, which is secured by a retail property in New York, New York, was purchased at a discount and bears interest at an effective spread to one-month LIBOR of 5.00%.

        In December 2007, we acquired a 50% interest in a $200,000,000 senior mezzanine loan from a financial institution. Immediately thereafter we participated 50% of our interest in the loan to an affiliate of SL Green Realty Corp. The investment was purchased at a discount and bears interest at an effective spread to one-month LIBOR of 6.50%.

        On April 1, 2008, we closed on our acquisition of American Financial Realty Trust. In connection with this transaction, SL Green Realty Corp. provided us $50.0 million of financing. As a result of the successful completion of this acquisition, on April 11, 2008, we granted to SL Green Operating Partnership, L.P., a majority-owned subsidiary of SL Green Realty Corp., 644,787 shares of our common stock.

Purchases of Common Stock

        On September 14, 2005, we sold 3,833,333 shares of our common stock, at a price of $25.80 per share, under our $350 million shelf registration statement declared effective in August 2005. A total of 2,875,000 shares were sold through a public offering and an additional 958,333 shares were sold to SL Green Operating Partnership, L.P., a Delaware limited partnership and an affiliate of SL Green Realty Corp., pursuant to its contractual right to choose to maintain a 25% ownership interest in our outstanding shares of common stock.

        On May 16, 2006, we sold 3,000,000 shares of our common stock, at a price of $26.75 per share. A total of 2,250,000 shares were sold through a public offering and an additional 750,000 shares were sold to SL Green Operating Partnership, L.P. pursuant to its contractual right to choose to maintain a 25% ownership interest in the outstanding shares of our common stock. After this offering, SL Green Operating Partnership, L.P. owned 6,418,333 shares of our common stock.

        In September 2007, we sold 4,825,000 shares of common stock, at a public offering price of $26.25 per share, resulting in net proceeds of approximately $124 million. A total of 3,618,750 shares were sold through a public offering and an additional 1,206,250 shares were sold directly to SL Green Operating Partnership, L.P. pursuant to its contractual right to choose to maintain up to a 25% ownership interest in our outstanding shares of common stock.

Registration Rights Agreement

        We entered into a Registration Rights Agreement with each of the purchasers in the private placement transaction mentioned above whereby we agreed to file a registration statement with the SEC no later than August 31, 2005, covering the shares we sold in the private placement. We entered into an Amended and Restated Registration Rights Agreement with SL Green Operating Partnership, L.P. whereby we agreed to file a registration statement with the SEC no later than August 31, 2005, covering the shares we sold in the private placement. On August 31, 2005, we filed a registration statement relating to such shares, which was declared effective by the SEC on September 16, 2005.

        On April 19, 2006, we also entered into a Second Amended and Restated Registration Rights Agreement with SL Green Operating Partnership, L.P. This Agreement was amended to reflect the rules adopted by the SEC effective December 1, 2005 and modified to limit to two the number of times per year that we or an underwriter of our securities is permitted, as holder of the registrable securities, to cause SL Green Operating Partnership, L.P. to delay any offer or sale of such registrable securities.

        On April 7, 2008, we entered into a Third Amended and Restated Registration Rights Agreement with SL Green Operating Partnership, L.P. This agreement was amended to reflect certain ministerial changes.

Origination Agreement

        We entered into an Amended and Restated Origination Agreement with SL Green Operating Partnership, L.P. on April 19, 2006 that is effective during the term of the Management Agreement. Pursuant to this agreement, SL Green Operating Partnership, L.P., SL Green Realty Corp. and subsidiaries and other entities controlled by either of them (collectively, "SL Green") will not originate, acquire or participate in fixed income investments in the United States, subject to certain conditions and exclusions described below. Fixed income investments include debt obligations or interests in debt obligations bearing a fixed-rate of return and collateralized by real property or interests in real property. SL Green has also agreed not to acquire, originate or participate in preferred equity investments which bear a fixed rate of return in the United States, unless we have determined not to pursue that opportunity.

        Under the agreement, SL Green has the following rights:

        (a)    to retain any fixed income investments and/or preferred equity investments it owned or committed to own as of April 19, 2006 and any fixed income investments and/or preferred equity investments owned or committed to be owned, as of the date of a business combination, change of control or other similar transaction, by companies that are acquired by SL Green or with the respect to which SL Green engages in such a transaction, provided, however, that SL Green shall not acquire companies or businesses engaged primarily in Gramercy's primary business activities;

        (b)    to originate, acquire or participate in fixed income investments and/or preferred equity investments in connection with the sale, recapitalization or restructuring (however characterized) of any fixed income investment, preferred equity investment or interest in real property which SL Green owns at any given time;

        (c)    to originate, acquire or participate in fixed income and/or preferred equity investments that provide a rate of return tied to the or measured by cash flow, appreciation or both of the underlying real property or interests in real property;

        (d)    to originate, acquire or participate in any distressed debt, where there is a payment default, an acceleration, bankruptcy or foreclosure, when a default is highly likely because the loan-to-value ratio is over 100% or when the debt service exceeds the available cash flow from the underlying collateral or of the borrower both on a current and projected basis; and

        (e)    to modify, amend, supplement, extend, refinance or restructure any portion of the investments in item (a), (b), (c) or (d) above including, but not limited to, changes in principal, additional investment, rate of return, maturity or redemption date, lien priority, collateral, return priority, guarantor and/or borrower.

        We have agreed that we will not:

  •
  acquire real property or interests in real property located in metropolitan New York and Washington, D.C. (except by foreclosure or similar conveyance resulting from a fixed income investment);

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  originate, acquire or participate in any investments described in (c) above or distressed debt, in each case where more than 75% of the value of the underlying collateral is real property or interests in real property located in metropolitan New York or Washington, D.C.; and

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  originate, acquire or participate in any investments described in item (b) or (e) above.

        We have also agreed that, when we acquire direct or indirect ownership interests in property in metropolitan New York or Washington D.C. by foreclosure or similar conveyance, SL Green will have the right to purchase the property at a price equal to our unpaid asset balance on the date we foreclosed or acquired the asset, plus unpaid interest at the last stated contract (non-default) rate and, to the extent payable by the borrower under the initial documentation evidencing the property, legal costs incurred by us directly related to the conveyance and the fee, if any, due upon the repayment or prepayment of the investment which is commonly referred to as an "exit fee" (but not including default interest, late charges, prepayment penalties, extension fees or other premiums of any kind) through the date of SL Green's purchase. We refer to this amount as "Par Value." If we seek to sell the asset and receive a bona fide third party offer to acquire the asset for cash that we desire to accept, SL Green may purchase the asset at the lower of the Par Value or the third party's offer price. If the asset is not sold within one year, SL Green has the right to purchase the property at its appraised value. The appraised value will be determined as follows: we will select an appraiser and SL Green will select an appraiser, who will each appraise the property. These two appraisers jointly will select a third appraiser, who will then choose one of the two appraisals as the final appraised value. These rights may make it more difficult to sell such assets because third parties may not want to incur the expense and effort to bid on assets when they perceive that SL Green may acquire them at the lower of the same terms proposed by the third party or Par Value. As a result, we may not receive the same value on the sale of such assets as we might receive from an independent third party submitting an offer through a competitive bidding process.

        SL Green has a right of first offer to acquire any distressed debt which we decide to sell.

        If at any time SL Green plans to sell to a third party any fixed income investment or preferred equity investment, we will have the right to purchase the offered investment within ten business days on the terms and conditions offered by the third party. If SL Green is required to obtain any other party's consent in connection with the sale of any investment, our right of first offer will be subject to such consent. If we choose not to exercise our right to purchase the offered investment, SL Green has the right to sell it to a third party within six months at not less than 99% of the price offered to us. If the investment is not sold within six months, it will again be subject to our right of first offer.

        Under this agreement, we agreed to sell to SL Green up to 25% of the shares sold in our initial public offering. No underwriting discount or commission has been paid in connection with the shares sold to SL Green. We have also agreed that, during the term of this origination agreement, SL Green will have the right to purchase up to 25% of the shares in any future offering of common stock, at the same price as other purchasers, in order to maintain its percentage ownership interest in us after our initial public offering. This right will also apply to issuances of units in our operating partnership.

        In the event the Management Agreement is terminated for cause by us or if neither SL Green nor any of its affiliates shall be the managing member of our Manager, then the non-compete provisions in the origination agreement will survive such termination for a period of one year with respect only to potential investments by us as to which our Manager has commenced due diligence.

OTHER MATTERS

Solicitation of Proxies

        We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally or by telephone without additional compensation for such activities. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses. In addition, we intend to utilize the proxy solicitation services of Morrow & Co., Inc. at an aggregate estimated cost of $4,000 plus out-of-pocket expenses.

Stockholder Proposals

        Stockholder proposals intended to be presented at the 2009 annual meeting of stockholders must be received by our Secretary no later than December 30, 2008 in order to be considered for inclusion in our proxy statement relating to the 2009 meeting pursuant to Rule 14a-8 under the Exchange Act.

        For a proposal of a stockholder to be properly presented at the 2009 annual meeting of stockholders, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, such proposal must be received at our principal executive offices after December 27, 2008 and on or before April 11, 2009, unless the 2009 annual meeting of stockholders is scheduled to take place before June 18, 2009 or after August 24, 2009. Our Bylaws currently provide that any stockholder wishing to nominate a director or have a stockholder proposal, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in our Bylaws, to us at our principal executive offices not less than 75 days nor more than 180 days prior to the anniversary of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is scheduled to be held more than seven calendar days prior, or more than 60 days subsequent, to the anniversary date, such nominations or proposals must be delivered to us not earlier than the 180th day prior to such meeting and not later than the later of the 75th day prior to such annual meeting or the twentieth day following the earlier of the day on which public announcement of the meeting is first made or notice of the meeting is mailed to stockholders. Any such proposal should be mailed to: Gramercy Capital Corp., 420 Lexington Avenue, New York, New York 10170-1881, Attn: Andrew S. Levine, Secretary.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify us, by directing your written request to: Gramercy Capital Corp., 420 Lexington Avenue, New York, New York 10170-1881, Attn: Andrew S. Levine, Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker as specified above.

Other Matters

        Our Board of Directors does not know of any matters other than those described in this proxy statement that will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of our Board of Directors
Andrew S. Levine Secretary

New York, New York
April 29, 2008

APPENDIX A

GRAMERCY CAPITAL CORP. 2008 EMPLOYEE STOCK PURCHASE PLAN

        1.    Purpose.    The Company wishes to attract employees to the Company and its Subsidiaries and to induce employees to remain with the Company and its Subsidiaries, and to encourage them to increase their efforts to make the Company's business more successful, whether directly or through its Subsidiaries. In furtherance thereof, the Plan is designed to provide equity-based incentives to the eligible employees of the Company and its Subsidiaries. The Plan is intended to comply with the provisions of Section 423 of the Code and shall be administered, interpreted and construed accordingly.

        2.    Definitions.        As used herein, the following definitions shall apply:

          (a)   "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Change in Control" shall be deemed to occur upon:

            (1)   any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Board ("Voting Securities") or (B) the then outstanding shares of all classes of stock of the Company (in either such case other than as a result of the acquisition of securities directly from the Company); or

            (2)   the members of the Board at the beginning of any consecutive 24-calendar-month period commencing on or after the initial effective date of the Plan (the "Incumbent Directors") cease for any reason including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board; provided that any person becoming a director of the Company whose election or nomination was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall, for purposes hereof, be considered an Incumbent Director; or

          (d)   the shareholders of the Company shall approve (A) any consolidation or merger of the Company or any subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate at least 50% of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

          Notwithstanding the foregoing clause (i), an event described in clause (i) shall not be a Change in Control if such event occurs solely as the result of an acquisition of securities by the

  Company which, by reducing the number of shares of stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of stock of the Company beneficially owned by any "person" (as defined above) to 25% or more of the shares of stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any "person" (as defined above) to 25% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any "person" referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional stock of the Company or other Voting Securities (other than pursuant to a share split, stock dividend, or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of the foregoing clause (i).

          (e)   "Code" means the Internal Revenue Code of 1986, as amended.

          (f)    "Committee" means either the Board, a committee of the Board, or such executive officer appointed by the Board, that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

          (g)   "Common Stock" means the shares of common stock of the Company as constituted on the effective date of the Plan, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

          (h)   "Company" means Gramercy Capital Corp., a Maryland corporation.

          (i)    "Compensation" means an Employee's base salary from the Company or one or more Designated Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, commissions, bonuses, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

          (j)    "Designated Subsidiary" means a Subsidiary that has been designated by the Committee from time to time for participation in this Plan.

          (k)   "Effective Date" means the date the Committee deems appropriate to commence the first Offer Period. However, should any Designated Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

          (l)    "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Subsidiary for purposes of Section 423 of the Code.

          (m)  "Enrollment Date" means the first day of each Offer Period.

          (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o)   "Exercise Date" means the last day of each Purchase Period.

          (p)   "Fair Market Value" per share of Common Stock as of a particular date means (i) if such shares are then listed on a national stock exchange, the closing sales price per share on the exchange as quoted in the Wall Street Journal for the applicable date or, if there are no sales on such date, for the last preceding date on which there was a sale of Shares on such exchange, (ii) if such shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares in such over-the-counter market for the last preceding date on which there was a sale of such shares in such market, as determined by the Committee, or (iii) if such shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the shares are so listed or traded, the Committee may make such discretionary determinations where the shares have not been traded for 10 trading days.

          (q)   "Offer Period" means an Offer Period established pursuant to Section 4 hereof.

          (r)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s)   "Participant" means an Employee of the Company or Designated Subsidiary who is actively participating in the Plan.

          (t)    "Plan" means this Gramercy Capital Corp. 2008 Employee Stock Purchase Plan, as amended from time to time.

          (u)   "Purchase Period" means a period specified as such pursuant to Section 4(b) hereof.

          (v)   "Purchase Price" shall mean the purchase price for a share of Common Stock for a Purchase Period, which shall be determined by the Committee before the beginning of the Offer Period that contains such Purchase Period to be either:

              (i)  A fixed percentage (to be determined in the Committee's discretion before the beginning of such Offer Period, but not to be less than 85%) of the Fair Market Value of a share of Common Stock on the Exercise Date, or

             (ii)  The lesser of (A) a fixed percentage (to be determined in the Committee's discretion before the beginning of such Offer Period, but not to be less than 85%) of the Fair Market Value of a share of Common Stock on the Exercise Date, and (B) a fixed percentage (to be determined in the Committee's discretion before the beginning of such Offer Period, but not to be less than 85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date.

          (w)  "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (x)   "Subsidiary" means, with respect to the Company, a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Eligibility.

          (a)    General.    Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

          (b)    Limitations on Grant and Accrual.    Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if, (i) immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) such option permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any amounts received from an

  Employee which cannot be used to purchase Common Stock as a result of this limitation will be returned as soon as practical to the Employee without interest. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations there under.

          (c)    Other Limits on Eligibility.    Notwithstanding sub-section (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period, unless otherwise determined by the Committee: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than five months in any calendar year; (iii) Employees who have been employed less than one year; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan. Notwithstanding the foregoing, the employment of an Employee of a Subsidiary which ceases to be a Subsidiary shall, automatically and without any further action, be deemed to have been terminated (and such employee shall cease to be an Employee hereunder). The Committee may establish special rules with respect to (i) the administration of the rules contained in this sub-section (c), and (ii) the eligibility of and the prior service credit for employees of companies that become affiliated with the Company prior to the Effective Date or during an Offer Period.

        4.    Offer Periods.

          (a)   The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased, or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The duration of each Offer Period shall be set in advance by the Committee, and no Offer Period shall have a duration greater than 27 months.

          (b)   A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised on the last day of the Offer Period. However, with respect to any Offer Period, the Committee may specify shorter Purchase Periods within an Offer Period, such that the option granted on the Enrollment Date shall be automatically exercised in successive installments on the last day of each Purchase Period ending within the Offer Period.

          (c)   Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

        5.    Participation.

          (a)   An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on such form the Committee designates for evidencing elections to participate in this Plan and filing it in accordance with procedures established by the Committee for such purpose at least 10 business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Offer Period or the Committee establishes another procedure for an eligible Employee to become a Participant in the Plan.

          (b)   Payroll deductions for a Participant shall commence with the first scheduled payroll date commensurate with or immediately following the Enrollment Date and shall end on the last scheduled payroll date during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

        6.    Payroll Deductions.

          (a)   At the time a Participant files a subscription agreement, unless otherwise determined by the Committee, the Participant shall elect to have payroll deductions made during the Offer Period in a fixed whole percentage of his or her Compensation, in accordance with uniform rules established by the Committee, but such payroll deductions shall not exceed 15% of such Participant's Compensation in effect on the Enrollment Date.

          (b)   All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan.

          (c)   A Participant may discontinue participation in the Plan as provided in Section 10, during the Offer Period by completing and filing with the Company a change of status notice on the form established by the Committee for such purpose authorizing a suspension of the Participant's payroll deductions. Any such suspension shall be effective with the first scheduled payroll date commencing 10 business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly.

          (d)   Notwithstanding the foregoing, to the extent necessary to comply with the limits set forth in Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to zero dollars ($0). Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

        7.    Grant of Option.    On the Enrollment Date of each Offer Period, each eligible Employee participating in such Offer Period shall be granted an option to purchase on the Exercise Date of such Offer Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offer Period more than the number of shares of Common Stock determined by dividing $25,000 by the Fair Market Value of one share of Common Stock on the first day of the Offer Period, such limit to be adjusted ratably by the Committee for Offer Periods greater than or less than 12 months (subject to any adjustment pursuant to Section 18), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The Committee may, for future Offer Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an employee may purchase during an Offer Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offer Period.

        8.    Exercise of Option.    Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full, and to the extent permitted by the Committee, fractional, shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. Any other monies left over in a Participant's account after the Exercise Date shall be retained in the Participant's account for the subsequent Offer Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. A Participant's option to purchase shares hereunder is exercisable only by him or her.

        9.    Delivery.

          (a)   Prior to the beginning of any Offer Period, the Committee may require that Participants not be permitted to voluntarily or involuntarily sell or transfer any shares acquired during such

  Offer Period, and any subsequent Offer Period, for such period of time as shall be determined by the Committee and communicated to Participants prior to beginning of such initial Offer Period.

          (b)   Following the purchase of shares after the exercise of a Participant's option, a "book entry" (by computerized or manual entry) shall be made in the records of the Company to evidence such acquisition of shares under the Plan. After the expiration of any required holding period during which shares may not be transferred, upon receipt of a request from a Participant, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option. Notwithstanding the foregoing, upon such a request from a Participant, the Company may permit the electronic transfer of the shares acquired upon exercise of the Participant's option.

        10.    Withdrawal; Termination of Employment.

          (a)   A Participant may terminate participation during any Offer Period by electing to withdraw all but not less than all the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan. Upon such election, all of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, and the Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant timely delivers to the Company a new subscription agreement. The election described above will be effective only upon a Participant giving written notice to the Company, at such time as may be required by the Committee, on the form established by the Committee for such purpose.

          (b)   Upon termination of a Participant's employment relationship for any reason whatsoever, including with or without cause, at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated. Upon termination of a Participant's employment relationship for any reason whatsoever, including with or without cause within three (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant's death, the person or persons entitled to the Participant's account balance under Section 14) withdraws from the Plan by submitting a change of status notice in accordance with sub-section (a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

          (c)   The Committee may, in its sole discretion, require that any shares credited to a Participant's account be delivered to the Participant in the form of a physical certificate, or otherwise transferred to an outside account maintained by the Participant, following the termination of the Participant's employment with the Company. A Participant shall execute any documents required by the Company to effectuate the foregoing.

        11.    Interest.    Unless otherwise determined by the Committee, no interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

        12.    Stock; Maximum Purchasable.

          (a)   The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. In addition, the Committee may, in its discretion, impose a maximum limit on the number of shares of Common Stock available for sale during any Offer Period or Purchase Period. If the Committee determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date of the Offer Period, or on the first day of a Purchase Period, in which such Exercise Date is to occur, the Committee may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below. If and to the extent that any right to purchase reserved shares of Common Stock shall not be exercised by any Employee for any reason or if such right to purchase shall terminate as provided herein, such shares that have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the Plan (subject to adjustment as provided in Section 18).

          (b)   A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan.

          (c)   No adjustment shall be made with respect to any shares subject to an option for dividends, distributions or other rights for which the record date is prior to the actual date of purchase of such shares.

          (d)   Unless otherwise determined by the Committee, shares to be delivered to Participants under the Plan will be registered in the name of the Participant.

        13.    Administration.

          (a)    In General.    The Plan shall be administered by the Committee which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by Applicable Law, be final and binding upon all persons. Except as set forth in Section 13(b), the Committee may delegate its duties to one or more officers of the Company or other persons.

          (b)    Rule 16b-3 Limitations.    Notwithstanding the provisions of Section 13(a), in the event that the Company shall at any time be subject to Section 16 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 16b-3 promulgated there under or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, then at such time the Plan shall be administered with respect to Participants who are "officers" within the meaning of Rule 16a-1(f) only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3; provided, however, that no failure of the Committee to meet such applicable requirements of Rule 16b-3 shall render ineffective or void any option granted under this Plan.

        14.    Designation of Beneficiary.

          (a)   Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b)   Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant.

        15.    Transferability.    Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

        16.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17.    Reports.    Individual accounts will be maintained for each Participant in the Plan. Statements of account will be made available to Participants electronically, or in hardcopy if requested, at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18.    Adjustments Upon Changes in Capitalization; Changes in Control.

          (a)    Adjustments Upon Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Committee determines require adjustment shall be proportionately adjusted for any (i) merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or its Subsidiaries or a transaction similar thereto, (ii) any stock dividend, extraordinary cash dividends, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or its Subsidiaries, or any distribution to holders of Common Stock other than ordinary course cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards. Such adjustment shall be made by the Committee and its determination shall be final, binding and conclusive. Except as the Committee determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

          (b)    Changes in Control.    In the event of a proposed Change in Control, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Offer Period then in progress in lieu of assumption in the event of a Change in Control, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Change in Control, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Committee prior to the Change in Control and its determination shall be final, binding and conclusive on all persons.

          (c)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Offer Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

        19.    Amendment or Termination.

          (a)   The Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Committee on any Exercise Date or by the Committee establishing a new Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Committee determines that the termination of the Plan or such one or more Offer Periods is in the best interests of the Company and its shareholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b)   Without shareholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Committee shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the amount of shares of Common Stock available for purchase during an Offer Period or a Purchase Period, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable and which are consistent with the Plan.

          (c)   In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

            (1)   altering the Purchase Price for any Offer Period including an Offer Period underway at the time of the change in Purchase Price;

            (2)   shortening any Offer Period so that Offer Period ends on a new Exercise Date, including an Offer Period underway at the time of the Board action; and

            (3)   allocating shares.

        Such modifications or amendments shall not require shareholder approval or the consent of any Participants.

        20.    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

        21.    Conditions Upon Issuance of Shares.

          (a)   The Plan, and the grant and exercise of the rights to purchase shares of Common Stock hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase such shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company shall not be required to issue or deliver any certificates for such shares prior to the completion of any registration or qualification of such shares under, and the obtaining of any approval under or compliance with, any state or federal law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Certificates for shares issued hereunder may be legended as the Committee may deem appropriate.

          (b)   The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the Plan.

        22.    Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect until all shares of Common Stock authorized for sale under Section 12(a) have been sold, unless earlier terminated by the Committee under Section 19.

        23.    Plan Approval.    The effective date of the Plan is January 1, 2008, provided that the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company.

        24.    Disqualifying Dispositions.    If shares of Common Stock acquired under the Plan are disposed of in a disposition that does not satisfy the holding period requirements of Section 423(a) of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition (or satisfy such other arrangements as may be permitted by the Committee.)

        25.    No Employment Rights.    The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time for any reason, including with or without cause.

        26.    No Effect on Retirement and Other Benefit Plans.    Except as specifically provided in a retirement or other benefit plan of the Company or a Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        27.    Effect of Plan.    The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

        28.    Governing Law.    The Plan is to be construed in accordance with and governed by the internal laws of the State of Maryland (a) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties, except to the extent the internal laws of the State of Maryland are superseded by the laws of the United States, and (b) regardless of any provision in an employment agreement that designates the applicable law for purposes of such employment agreement to be other than the laws of the State of Maryland. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        29.    Dispute Resolution.    Any controversy or claim arising out of or relating to this Plan that is not resolved by the Company and a Participant shall be submitted to arbitration in New York, New York in accordance with New York law and the procedures of the American Arbitration Association. The determination of the arbitrator(s) shall be conclusive and binding on the Company and the Participant and judgment may be entered on the arbitrator(s)' award in any court having jurisdiction.

GRAMERCY CAPITAL CORP.
420 Lexington Avenue
New York, New York  10170-1881

Proxy for Annual Meeting of Stockholders to be held on June 25, 2008

THIS PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS

The undersigned stockholder of Gramercy Capital Corp., a Maryland corporation (the “Corporation”), hereby constitutes and appoints Stephen L. Green and Andrew S. Levine and either of them, as proxies of the undersigned, with full power of substitution, to attend the annual meeting of stockholders to be held at the Grand Hyatt New York, Park Avenue at Grand Central Terminal, 109 East 42nd Street, New York, New York, at 9:30 a.m., local time, on Wednesday, June 25, 2008, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

When properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder(s).  If no direction is given, the votes entitled to be cast by the undersigned will be cast FOR the nominees of our Board of Directors listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.  In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the annual meeting and any adjournments or postponements thereof.  A stockholder wishing to vote in accordance with our Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

Please vote and sign on other side and return promptly in the enclosed envelope.	SEE REVERSE SIDE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH
ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through
11:59 PM Eastern Time on June 24, 2008.

INTERNET		TELEPHONE		MAIL

https://www.eproxy.com/gkk		1-866-580-9477

• Use the Internet to vote your proxy.	OR	• Use any touch-tone telephone to vote your proxy.	OR	• Mark, sign, date your proxy and return it in the postage-paid envelope provided.
• Have your proxy card in hand when you access the web site.		• Have your proxy card in hand when you call.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be
Held on June 25, 2008.

This proxy statement and our 2007 Annual Report to Stockholders are available at
http://bnymellon.mobular.net/bnymellon/gkk

☒          Please mark your votes as in this example.

1.             To elect one Class I Director of our company to serve until our 2011 annual meeting of stockholders and until his successor is duly elected and qualify.

Nominees:	Jeffrey E. Kelter

FOR ALL	WITHHOLD ALL	FOR ALL
(except as marked to the contrary
☐	☐	below)
☐

Withhold my vote for	as a Class I Director.

2.             To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.             To approve and ratify the adoption of the 2008 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐

4.             To act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements thereof.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual meeting of stockholders, the proxy statement with respect thereof and our annual report to stockholders with respect to our 2007 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting.  This proxy may be revoked at any time before it is exercised.

☐            MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Signature:	Date:	Signature:		Date:
If Held Jointly

Note:  Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Change of Address:

QuickLinks

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION
GRAMERCY CAPITAL CORP 420 Lexington Avenue New York, New York 10170-1881
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
PROPOSAL 3: APPROVAL AND RATIFICATION OF OUR 2008 EMPLOYEE STOCK PURCHASE PLAN
CORPORATE GOVERNANCE MATTERS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
  APPENDIX A
GRAMERCY CAPITAL CORP. 2008 EMPLOYEE STOCK PURCHASE PLAN